                                        File Numbers 333-12285 and 811-7815

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  X
                                                                  ---
                       Pre-Effective Amendment Number
                                                      ---

                        Post-Effective Amendment Number 6
                                                       ---

                                     and/or


      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  X

                               Amendment Number 6


                          ADVANTUS INDEX 500 FUND, INC.
               (Exact Name of Registrant as Specified in Charter)


               400 ROBERT STREET NORTH, ST. PAUL, MINNESOTA  55101
                    (Address of Principal Executive Offices)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (651) 665-3826


       ERIC J. BENTLEY, 400 ROBERT STREET NORTH, ST. PAUL, MINNESOTA 55101
                    (Name and Address of Agent for Service)


                                    Copy to:
                           Michael J. Radmer, Esquire
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                       Minneapolis, Minnesota  55402-1498

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ---


      X   On December 1, 1999 pursuant to paragraph (b)
     ---

          60 days after filing pursuant to paragraph (a)(1)
     ---

          on (date) pursuant to paragraph (a)(1)
     ---

          75 days after filing pursuant to paragraph (a)(2)
     ---
          on (date) pursuant to paragraph (a)(2) of Rule 485.
     ---

IF APPROPRIATE, CHECK THE FOLLOWING BOX:
          this post-effective amendment designates a new effective date --- for a previously filed post-effective amendment.

INDEX 500

As with all mutual funds, the Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved the Fund's securities.
It is a criminal offense to state otherwise.

                                                   ADVANTUS INDEX 500 FUND, INC.


                                               PROSPECTUS DATED DECEMBER 1, 1999


                                                                          [LOGO]

[GRAPHIC]

ADVANTUS INDEX 500 FUND, INC.


Advantus Index 500 Fund, Inc. (Fund) is a mutual fund that offers different classes of shares. This prospectus provides you information about the Fund you should know before investing. The Fund is a member of the Advantus family of funds (the Advantus Funds). The Advantus Funds (including the Fund) other than the Advantus Money Market Fund, Inc. and Advantus Real Estate Securities
Fund, Inc. are referred to as "Advantus Multiple Class Funds."


TABLE OF CONTENTS


                                                      Page No.
THE FUND - SUMMARY .................................         3

       Investment Objective and Policies ...........         3

       Main Risks ..................................         3

       Fund Performance ............................         4

       Fees and Expenses ...........................         5
FINANCIAL HIGHLIGHTS ...............................         7

       Financial Highlights Class A Shares .........         7

       Financial Highlights Class B Shares .........         8

       Financial Highlights Class C Shares .........         9
INVESTING IN THE FUND ..............................        10

       Managing the Fund ...........................        10

       Investment Objective, Policies and
       Practices ...................................        10

       Defining Risks ..............................        11
BUYING AND SELLING SHARES ..........................        13

       Choosing a Share Class ......................        13

       Sales and Distribution Charges ..............        13

       Reducing Sales Charges ......................        16

       Buying Shares ...............................        17

       Selling Shares ..............................        19

       Exchanging Shares ...........................        20

       Telephone Transactions ......................        21
GENERAL INFORMATION ................................        22

       Dividends and Capital Gains Distributions ...        22

       Taxes .......................................        22

       Service Providers ...........................        24

       Advantus Family of Funds ....................        27

       Additional Information About the Fund .......        28

       How to Obtain Additional Information ........        28

                                                                       [GRAPHIC]
                                                                       [GRAPHIC]

                                                              THE FUND - SUMMARY

Advantus Index 500 Fund, Inc. (Index Fund) is an open-end, diversified investment company, commonly called a mutual fund. This Fund lets you choose among three classes of shares that offer different sales charges and bear different expenses. These alternatives allow you to choose the share class that you believe is most beneficial given the amount of your purchase, the length of time you expect to hold onto the shares and whether you plan to make additional investments.

This section gives you a brief summary of the Fund's investment policies, practices and main risks, as well as performance and fee information. More detailed information about the Fund follows this summary.


INVESTMENT OBJECTIVE AND POLICIES


INDEX FUND seeks investment results that correspond, generally, before sales charges and other Fund expenses, to the aggregate price and yield performance of the common stocks included in the Standard & Poor's 500 Composite Stock Price Index (the S&P 500).

The Fund invests at least 80% of its total assets in common stocks included in the S&P 500.

MAIN RISKS

Keep in mind that an investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency and that it is possible to lose money by investing in the Fund. You should also note that if the Fund makes frequent changes in its portfolio securities, such changes may result in higher Fund costs and may adversely affect your return. An investment in the Fund may be subject to various risks including the following types of main risk:

    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets

    - S&P PERFORMANCE RISK - the risk that the Fund's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's Rating Services calculates the S&P 500, the amount and timing of cash flows into and out of the Fund, commissions, sales charges (if any) and other expenses

--------------------
FOR YOUR INFORMATION
--------------------
A mutual fund is an investment company that invests the money of many people in a variety of securities to seek a specific objective over time. An open-end mutual fund buys back an investor's shares at the fund's current net asset value.
---------------
REFERENCE POINT
---------------
Please see "Investing in the Fund - Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Fund.
For more information on Fund portfolio turnover, see "General Information - Taxes."

                                                    THE FUND - SUMMARY         3

--------------------
FOR YOUR INFORMATION
--------------------
The Fund seeks to achieve its investment objective over longer rather than shorter periods of time. An investment in the Fund may therefore be more appropriate for an investor with a longer-term focus.

FUND PERFORMANCE

The following bar chart and table show the Fund's annual returns and long-term performance. The chart shows how the Fund's performance has varied from year to year, and provides some indication of the risks in investing in the Fund. The table shows how the Fund's average annual return over a one, five and ten year period compare to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions, and the table reflects applicable initial and contingent deferred sales charges. Like other mutual funds, the past performance of the Fund does not necessarily indicate how the Fund will perform in the future.


     CLASS A YEAR TO YEAR TOTAL RETURN(1) (AS OF DECEMBER 31)(3)


    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 97  24.16%(2)
 98     27.18%

(1) Absent reductions for sales loads, account fees and other charges. If such sales loads, account fees and other charges were included, returns would be less than shown above.

Best Quarter:                (Q4'98)      21.34%

Worst Quarter:               (Q3'98)     -10.29%

(2) Total return presented for the period from January 31, 1997, inception date of Class A, to December 31, 1997.


(3) Total return for the period from January 1, 1999 to September 30, 1999 for Class A shares was 4.34%.



      AVERAGE ANNUAL TOTAL RETURN
      (FOR THE PERIODS ENDING DECEMBER 31, 1998)                                From
                                                1 Year   5 Years   10 Years   Inception
      Class A(1)
       (inception 1/31/97)                 %    20.19        --        --       23.21
      Class B
       (inception 1/31/97)                      21.12        --        --       23.92
      Class C
       (inception 1/31/97)                      25.97        --        --       25.55
      S&P 500                                   28.57     24.05     19.19          --


                        (1)   Average annual total returns quoted assume that the Class A maximum initial sales charge of 5.5% was in effect at the
                              beginning of each period shown. The maximum initial sales
                              charge was 5.0% prior to February 1, 1999.

4             THE FUND - SUMMARY

FEES AND EXPENSES

Investors pay fees and expenses in connection with investing in the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                         CLASS A     CLASS B     CLASS C
      SHAREHOLDER FEES
       (fees paid directly from your investment)
      -----------------------------------------------------------------------
      Maximum Sales Charge on Purchases
       (as a percentage of offering price)          %      5.50        none        none
      Maximum Deferred Sales Charge
       (as a percentage of sales proceeds)                 1.00*       5.00        none
      Exchange Fees
       -On First Twelve Exchanges Each Year                none        none        none
       -On Each Additional Exchange                 $      7.50        7.50        7.50

      ANNUAL FUND OPERATING EXPENSES
       (expenses that are deducted from Fund assets)
      -----------------------------------------------------------------------------------
      Management Fees                               %      0.34        0.34        0.34
      Rule 12b-1 Fees                               %      0.25        1.00        1.00
      Other Expenses                                %       .82         .82         .82

      TOTAL FUND OPERATING EXPENSES**               %      1.41        2.16        2.16



                          *   Applies only to purchases of at least $1 million, in which case a contingent deferred sales charge of 1.00% will be
                              imposed if such shares are sold within one year after the
                              purchase date.
                         **   Effective February 1, 1999, the Rule 12b-1 fee for Class A
                              shares was reduced from .30% to .25% of Class A average net assets. Ascend Financial Services, Inc. (Ascend Financial), the Fund's underwriter, has voluntarily agreed to waive
                              Class A Rule 12b-1 fees in excess of .15% of Class A average net assets. Advantus Capital Management, Inc. (Advantus
                              Capital), the Fund's investment adviser, has voluntarily
                              agreed to absorb "other expenses", excluding advisory fees and Rule 12b-1 fees, in excess of .26% of average net assets of the Fund. After such waiver and absorption, the ratio of total fund operating expenses to average net assets will be
                              .75% for Class A shares and 1.60% for Class B and Class C
                              shares. Ascend Financial and Advantus Capital reserve the
                              right to discontinue such waiver or absorption,
                              respectively, at any time at their sole discretion.


                                                    THE FUND - SUMMARY         5

EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                           1 YEAR          3 YEARS          5 YEARS          10 YEARS
      Class A                        $      686               972            1,279             2,148
      Class B                               719             1,026            1,309             2,213
      Class C                               219               676            1,159             2,303


You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR          3 YEARS          5 YEARS          10 YEARS
      Class A                        $      686               972            1,279             2,148
      Class B                               219               676            1,159             2,213
      Class C                               219               676            1,159             2,303


6             THE FUND - SUMMARY

                                                                       [GRAPHIC]
                                                                       [GRAPHIC]
                                                            FINANCIAL HIGHLIGHTS


The following table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by KPMG LLP, the Fund's independent auditor, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


Per share data for a share of capital stock and selected information for each period are as follows:


      FINANCIAL HIGHLIGHTS                                                                      CLASS A
                                                                                                      Period From
                                                                                                      January 31,
                                                                          Year Ended    Year Ended    '97(a) to
                                                                          July 31,      July 31,      July 31,
                                                                            '99           '98           '97
      -----------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of Period                          $        15.06         12.89         10.68
      INCOME FROM INVESTMENT OPERATIONS:
      -----------------------------------------------------------------------------------------------------------
      Net Investment Income                                                    .11           .10           .06
      Net Gains or Losses on Securities
       (both realized and unrealized)                                         2.74          2.21          2.21
      Total from Investment Operations                                        2.85          2.31          2.27
      LESS DISTRIBUTIONS:
      -----------------------------------------------------------------------------------------------------------
      Dividends from Net Investment Income                                    (.10)         (.12)         (.06)
      Distributions from Net Realized Gains                                   (.07)         (.02)           --
      Total Distributions                                                     (.17)         (.14)         (.06)
      Net Asset Value, End of Period                                $        17.74         15.06         12.89
      Total Return (b)                                              %        19.13         18.19         21.29
      Net Assets, End of Period
       (in thousands)                                               $       25,498        15,711         8,176
      Ratio of Expenses to Average Daily Net Assets (d)             %          .75           .74           .70(c)
      Ratio of Net Investment Income to Average Daily Net
       Assets (d)                                                   %          .64           .83          1.19(c)
      Portfolio Turnover Rate
       (excluding short-term securities)                            %         25.3          59.2           5.8



                        (a)   Inception date of the Fund.
                        (b)   Total return figures are based on a share outstanding
                              throughout the period and assume reinvestment of
                              distributions at net asset value. Total return figures do
                              not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
                        (c)   Adjusted to an annual basis.
                        (d)   The Fund's Distributor and Adviser voluntarily waived and
                              absorbed $255,026, $181,190 and $50,025 in expenses for the years ended July 31, 1999 and 1998 and the period from
                              January 31, 1997 (date of inception) to July 31, 1997,
                              respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.43%, 1.81% and 2.29%, respectively, and
                              the ratio of net investment income (loss) to average daily net assets would have been (.04)%, (.24)% and (.40)%,
                              respectively.


                                                  FINANCIAL HIGHLIGHTS         7

      FINANCIAL HIGHLIGHTS                                                                      CLASS B
                                                                                                      Period From
                                                                                                      January 31,
                                                                          Year Ended    Year Ended    '97(a) to
                                                                          July 31,      July 31,      July 31,
                                                                            '99           '98           '97
      -----------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of Period                          $        15.01         12.87         10.69
      INCOME FROM INVESTMENT OPERATIONS:
      -----------------------------------------------------------------------------------------------------------
      Net Investment Income                                                   (.03)          .02           .01
      Net Gains or Losses on Securities
       (both realized and unrealized)                                         2.73          2.17          2.21
      Total from Investment Operations                                        2.70          2.19          2.22
      LESS DISTRIBUTIONS:
      -----------------------------------------------------------------------------------------------------------
      Dividends from Net Investment Income                                      --          (.03)         (.04)
      Distributions from Net Realized Gains                                   (.07)         (.02)           --
      Total Distributions                                                     (.07)         (.05)         (.04)
      Net Asset Value, End of Period                                $        17.64         15.01         12.87

      Total Return (b)                                              %        18.10         17.17         20.77
      Net Assets, End of Period
       (in thousands)                                               $       24,202        11,832         1,962
      Ratio of Expenses to Average Daily Net Assets (d)             %         1.60          1.60          1.60(c)
      Ratio of Net Investment Income (Loss) to Average Daily
       Net Assets (d)                                               %         (.21)         (.06)          .29(c)
      Portfolio Turnover Rate
       (excluding short-term securities)                            %         25.3          59.2           5.8



                        (a)   Inception date of the Fund.
                        (b)   Total return figures are based on a share outstanding
                              throughout the period and assume reinvestment of
                              distributions at net asset value. Total return figures do
                              not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
                        (c)   Adjusted to an annual basis.
                        (d)   The Fund's Distributor and Adviser voluntarily waived and
                              absorbed $255,026, $181,190 and $50,025 in expenses for the years ended July 31, 1999 and 1998 and the period from
                              January 31, 1997 (date of inception) to July 31, 1997,
                              respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.16%, 2.51% and 2.99%, respectively, and
                              the ratio of net investment income (loss) to average daily net assets would have been (.77)%, (.97)% and (1.10)%,
                              respectively.


8             FINANCIAL HIGHLIGHTS

      FINANCIAL HIGHLIGHTS                                                                      CLASS C
                                                                                                      Period From
                                                                                                      January 31,
                                                                          Year Ended    Year Ended    '97(a) to
                                                                          July 31,      July 31,      July 31,
                                                                            '99           '98           '97
      -----------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of Period                          $       14.97         12.85          10.69
      INCOME FROM INVESTMENT OPERATIONS:
      -----------------------------------------------------------------------------------------------------------
      Net Investment Income                                                  (.03)          .01            .01
      Net Gains or Losses on Securities
       (both realized and unrealized)                                        2.73          2.16           2.18
      Total from Investment Operations                                       2.70          2.17           2.19
      LESS DISTRIBUTIONS:
      -----------------------------------------------------------------------------------------------------------
      Dividends from Net Investment Income                                     --          (.03)          (.03)
      Distributions from Net Realized Gains                                  (.07)         (.02)            --
      Total Distributions                                                    (.07)         (.05)          (.03)
      Net Asset Value, End of Period                                $       17.60         14.97          12.85

      Total Return (b)                                              %       18.03         17.09          20.44
      Net Assets, End of Period
       (in thousands)                                               $       2,910         1,508            266
      Ratio of Expenses to Average Daily Net Assets (d)             %        1.60          1.60           1.60(c)
      Ratio of Net Investment Income (Loss) to Average Daily
       Net Assets (d)                                               %        (.21)         (.06)           .29(c)
      Portfolio Turnover Rate
       (excluding short-term securities)                            %        25.3          59.2            5.8



                        (a)   Inception date of the Fund.
                        (b)   Total return figures are based on a share outstanding
                              throughout the period and assume reinvestment of
                              distributions at net asset value. Total return figures do
                              not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
                        (c)   Adjusted to an annual basis.
                        (d)   The Fund's Distributor and Adviser voluntarily waived and
                              absorbed $255,026, $181,190 and $50,025 in expenses for the years ended July 31, 1999 and 1998 and the period from
                              January 31, 1997 (date of inception) to July 31, 1997,
                              respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.16%, 2.51% and 2.99%, respectively, and
                              the ratio of net investment income (loss) to average daily net assets would have been (.77)%, (.97)% and (1.10)%,
                              respectively.


                                                  FINANCIAL HIGHLIGHTS         9

                                                                       [GRAPHIC]
                                                                       [GRAPHIC]

                                                           INVESTING IN THE FUND

MANAGING THE FUND


The investment adviser of the Fund is Advantus Capital Management, Inc. (Advantus Capital), 400 Robert Street North, St. Paul, Minnesota 55101. Since its inception in 1994, Advantus Capital has provided investment advisory services for the Fund and other Advantus Funds, and has managed investment portfolios for various private accounts. With more than $14 billion of assets under management, Advantus Capital manages the Fund's investments and furnishes all necessary office facilities, equipment and personnel for servicing the Fund's investments. Advantus Capital is a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life), which was organized in 1880 and has assets on a consolidated basis of more than $16.5 billion. Minnesota Life is a third-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Personnel of Advantus Capital also manage Minnesota Life's investment portfolio. In addition, Minnesota Life, through its Advantus Shareholder Services division, serves as shareholder and administrative services agent to the Fund.



The Fund pays Advantus Capital an advisory fee calculated on an annual basis equal to 0.34% of its average daily net assets.

--------------------
FOR YOUR INFORMATION
--------------------
One of the advantages of investing in mutual funds is continuous professional management of your investment. Skilled, experienced professionals manage the Fund's assets.


INVESTMENT OBJECTIVE, POLICIES AND PRACTICES

The Fund seeks investment results that correspond generally, before sales charges and other Fund expenses, to the aggregate price and yield performance of the common stocks included in the Standard & Poor's 500 Composite Stock Price Index (the S&P 500).

Under normal conditions, the Fund invests at least 80% of its total assets in common stocks included in the S&P 500. Depending on the size of the Fund and to reduce trading costs, Advantus Capital believes the Fund's objective can be achieved by investing in approximately 50% to 100% of the common stocks included in the S&P 500. However, the Fund is not required to hold a minimum or maximum number of common stocks included in the S&P 500. Because the Fund will not hold all of the common stocks included in the S&P 500, the Fund may not duplicate the S&P 500 performance precisely. Currently, the Fund attempts to achieve a correlation of 95% without considering sales charges and other Fund expenses. If the Fund's total assets fall below $25 million, the Fund will attempt to achieve a correlation of 85% to 95% without considering sales charges and other Fund expenses.

The Fund is managed by utilizing a computer program that identifies the common stocks to be purchased or sold in order to replicate the performance of the S&P
500. Advantus Capital reviews the computer's purchase and sale recommendations to confirm the S&P 500 correlation. Advantus Capital may delay making all or a portion of such recommended

10             INVESTING IN THE FUND
purchases and sales during adverse trading periods. The proportion of the Fund's total assets invested in an industry or country will substantially resemble the percentage of the S&P 500 represented by that industry or country.

In addition, the Fund may invest lesser portions of its assets in investment-grade short-term fixed income securities, stock index futures contracts, securities of other mutual funds, restricted and illiquid securities, index depositary receipts, repurchase agreement transactions and money market securities. To generate additional income, the Fund may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks and other institutions.

You can find descriptions of these securities in the Statement of Additional Information.

Standard & Poor's Rating Services (S&P), a division of the McGraw-Hill Companies, Inc., designates the stocks included in the S&P 500. From time to time, S&P may add or delete stocks from the S&P 500. Inclusion of a stock in the S&P 500 does not imply an opinion by S&P as to its investment merit.
"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The Mc-Graw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of S&P.

DEFINING RISKS

Investment in the Fund involves risks. The Fund's yield and price are not guaranteed, and the value of your investment in the Fund will go up or down. The value of your investment in the Fund may be affected by the following risks:

    - MARKET RISK - is the risk that equity securities are subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole.

    - SECTOR RISK - is the risk that the securities of companies within specific industries or sectors of the economy can periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a company.

    - COMPANY RISK - is the risk that individual securities may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

--------------------
FOR YOUR INFORMATION
--------------------
In order to make informed decisions, investors must be aware of both the risks and rewards associated with investing. Not only should you understand the risks associated with your investments, but you must be comfortable with them as well. Risks are an inherent part of investing, and your investment in this Fund is subject to different types and varying degrees of risk.

                                                INVESTING IN THE FUND         11

    - SECURITIES LENDING RISK - is the risk that the Fund may experience a delay in the recovery of loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the Fund enters into loan arrangements only with institutions that Advantus Capital has determined are creditworthy.

    - S&P PERFORMANCE RISK - is the risk that the Fund's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which S&P calculates the S&P 500, the amount and timing of cash flows into and out of the Fund, commissions, sales charges (if any) and other expenses.

    - YEAR 2000 RISK - is the risk that the Fund may be adversely affected if the computer systems used by the Fund and other Fund service providers do not properly process and calculate date-related information on and after January 1, 2000. In addition, the Fund's return may decrease if the value of certain securities held by the Fund are adversely affected by the inability of the applicable issuer's computer systems to properly process and calculate date-related information on and after January 1, 2000. Advantus Capital has undertaken a Year 2000 program that it believes will assess, monitor and address this issue. In evaluating current and potential portfolio positions, Year 2000 readiness is one of the factors that Advantus Capital takes into consideration. Advantus Capital will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside the United States, particularly emerging countries, may not be required to make the level of disclosure regarding Year 2000 readiness that is required in the United States. Like many other matters, Advantus Capital cannot audit each portfolio company and its major suppliers, and so cannot verify their Year 2000 readiness. If the value of a Fund investment is adversely affected by a Year 2000 problem, the net asset value of the Fund will be affected as well.

You can find information about other risks in the Statement of Additional Information.

12             INVESTING IN THE FUND

                                                                       [GRAPHIC]
                                                                       [GRAPHIC]

                                                       BUYING AND SELLING SHARES


---------------
REFERENCE POINT
---------------
All Advantus Funds, except the Advantus Money Market Fund and Advantus Real Estate Securities Fund, offer three classes of shares, Class A, Class B, and Class C. See "The Fund - Summary - Fees and Expenses."


CHOOSING A SHARE CLASS

You may purchase Class A, Class B or Class C shares of the Fund. Your decision to purchase a particular class will depend on a number of factors such as the amount you wish to invest, the amount of time you wish to hold on to your investment and whether you intend to make additional investments.

    CLASS A SHARES. If you invest in Class A shares you will generally pay an initial sales charge. However, you will not be assessed an initial sales charge for purchases of Class A shares of $1 million or more, but a deferred sales charge will be imposed if you sell such shares within one year after the date of purchase. There are several ways to reduce or waive these sales charges that are described in "Reducing Sales Charges" below. Class A shares generally have lower annual operating expenses than Class B and Class C shares.

    CLASS B SHARES. If you invest in Class B shares, you will not pay an initial sales charge. However, if you wish to sell your shares within six years from the date of your purchase, you will pay a deferred sales charge. If you maintain your Class B shares for a certain period of time, your Class B shares will automatically convert to Class A shares in the manner described in "Sales and Distribution Charges" below. Class B shares generally have higher annual operating expenses than Class A shares.

    CLASS C SHARES. If you invest in Class C shares, you will not pay an initial sales charge. Unlike Class B shares, you will not pay a deferred sales charge if you wish to sell your shares. Class C shares generally have higher annual operating expenses than Class A shares. Class C shares will automatically convert to Class A shares in the manner described in "Sales and Distribution Charges" below, but you must hold on to such shares for a longer period of time than Class B shares prior to conversion.

If you qualify for a reduction or waiver of the sales charge you should purchase Class A shares. If you expect to hold shares for a short period of time you may prefer to purchase Class C shares since these shares may be purchased and sold without any initial or deferred sales charge. If you expect to hold shares longer you may prefer to purchase Class B shares since these shares convert to Class A shares sooner than Class C shares.

SALES AND DISTRIBUTION CHARGES

As an investor, you pay certain fees and expenses in connection with the Fund. Sales charges are paid from your account. Annual fund operating expenses (including distribution fees) are paid out of Fund assets, which affects the Fund's share price.

                                            BUYING AND SELLING SHARES         13

CLASS A SHARES. If you purchase Class A shares, you will generally pay an initial sales charge. Class A sales charges are calculated as follows:

                                                    SALES CHARGE AS A PERCENTAGE OF:
    Value of Your Total Investment                Net Offering Price   Amount Invested
    ----------------------------------------------------------------------------------
    Less than $50,000                          %         5.5                5.82
    At least $50,000 but less than $100,000              4.5                4.71
    At least $100,000 but less than $250,000             3.5                3.63
    At least $250,000 but less than $500,000             2.5                2.56
    At least $500,000 but less than
     $1,000,000                                          2.0                2.04
    At least $1,000,000 and over(1)                        0                   0

                        (1)   You will not be assessed an initial sales charge for
                              purchases of Class A shares of at least $1 million, but a
                              contingent deferred sales charge of 1.00% will be imposed if you sell such shares within one year after the date of
                              purchase.

The sales charge applicable to your initial investment in the Fund depends on the offering price of your investment. The sales charge applicable to subsequent investments, however, depends on the offering price of that investment plus the current net asset value of your previous investments in the Fund. For example, if you make an initial investment with an offering price of $40,000 you will pay a sales charge equal to 5.5% of your $40,000 investment, but if you already own shares with a current net asset value of $40,000 and you invest in additional shares with an offering price of $10,000 you will pay a sales charge equal to 4.5% of the additional $10,000 since your total investment in the Fund would then be $50,000.

Class A shares are also subject to a shareholder servicing fee (Rule 12b-1 fee). The Fund has adopted a shareholder servicing plan that allows the Fund to pay fees for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. As a percentage of average daily net assets attributable to Class A shares of the Fund, the maximum Rule 12b-1 fee is 0.25%.

CLASS B SHARES. If you wish to sell your Class B shares within six years from the date of your purchase, you will pay a contingent deferred sales charge
(CDSC). The amount of the CDSC on Class B shares depends on the number of years since your purchase was made, the amount of shares originally purchased and the dollar amount being sold. The CDSC is based on the net asset value (NAV) of the shares being sold at the time of your purchase or your sale of such shares, whichever is lower. No CDSC is charged on shares acquired through reinvestment of dividends or capital gains distributions, or on shares held longer than the applicable CDSC period. Class B CDSC is calculated as follows:

14             BUYING AND SELLING SHARES

                                                              CDSC APPLICABLE IN
                                                            YEAR FOLLOWING DATE OF
                                                                   PURCHASE
      AMOUNT OF SHARES PURCHASED                        1     2     3     4     5     6
      ----------------------------------------------------------------------------------
      Less than $50,000                           %    5.0   4.5   3.5   2.5   1.5   1.5
      At least $50,000 but less than $100,000          4.5   3.5   2.5   1.5   1.5     0
      At least $100,000 but less than $250,000         3.5   2.5   1.5   1.5     0     0
      At least $250,000 but less than $500,000         2.5   1.5   1.5     0     0     0
      At least $500,000 but less than $1,000,000       1.5   1.5     0     0     0     0

Purchase orders for Class B shares of $1 million or more will be treated as orders for Class A shares or declined.

To determine if a CDSC is payable for any redemption of Class B shares, CDSC calculation will be determined in a manner that results in the lowest CDSC charged.

Class B shares are also subject to a Rule 12b-1 fee that is payable at an annual rate of 1.00% of average daily net assets attributable to Class B shares of the Fund.

The Fund uses the proceeds from the CDSC to pay underwriting fees and expenses. The Fund uses the proceeds from Rule 12b-1 fees to pay expenses related to distribution and shareholder services to the Fund. As a result, the combination of the CDSC and Rule 12b-1 fees allows the Fund to sell Class B shares without any initial sales charge. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class B shares will automatically convert to Class A shares on a specified date following your date of purchase. Thereafter, the Class A shares you receive upon conversion will not be subject to the higher annual operating expenses assessed on Class B shares. The conversion will be based on the relative NAVs of the two classes. For a description of NAV, see "Buying Shares" below. The date of conversion is based on the amount of shares purchased and is determined as described in the following table:

                                                 CONVERSION DATE FOLLOWING EXPIRATION
      AMOUNT OF SHARES PURCHASED                  OF PERIOD AFTER DATE OF PURCHASE*
      Less than $50,000                                       84 months
      At least $50,000 but less than $100,000                 76 months
      At least $100,000 but less than $250,000                60 months
      At least $250,000 but less than $500,000                44 months
      At least $500,000 but less than
       $1,000,000                                             28 months

                          *   Conversion will occur on the fifteenth day of the month
                              immediately following the termination of the applicable
                              period. If the fifteenth day falls on a Saturday, Sunday or a national holiday, then conversion will occur on the most recent business day.

                                            BUYING AND SELLING SHARES         15

CLASS C SHARES. Class C shares are sold without an initial sales charge or CDSC.

Class C shares are subject to a Rule 12b-1 fee that is payable at an annual rate of 1.00% of average daily net assets attributable to Class C shares of the Fund. The Fund uses the proceeds from Rule 12b-1 fees to pay expenses related to distribution and shareholder services to the Fund. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchase orders for Class C shares of $1 million or more will be treated as orders for Class A shares or declined.

Class C shares will automatically convert to Class A shares on a specified date following your date of purchase. Thereafter, the Class A shares you receive upon conversion will not be subject to the higher annual operating expenses assessed on Class C shares. The conversion will be based on the relative NAVs of the two classes. Generally, Class C shares must be held longer than Class B shares before such shares automatically convert to Class A shares. Like Class B shares, the date of conversion is based on the amount of shares purchased and is determined as described in the following table:

                                                 CONVERSION DATE FOLLOWING EXPIRATION
      AMOUNT OF SHARES PURCHASED                  OF PERIOD AFTER DATE OF PURCHASE*
      Less than $50,000                                       96 months
      At least $50,000 but less than $100,000                 88 months
      At least $100,000 but less than $250,000                72 months
      At least $250,000 but less than $500,000                56 months
      At least $500,000 but less than
       $1,000,000                                             40 months

                          *   Conversion will occur on the fifteenth day of the month
                              immediately following the termination of the applicable
                              period. If the fifteenth day falls on a Saturday, Sunday or a national holiday, then conversion will occur on the most recent business day.

Since the longer holding period for Class C shares enables the Fund to charge the higher Rule 12b-1 fee for a longer period, the Fund is able to offer Class C shares without an initial sales charge or CDSC.

REDUCING SALES CHARGES

PURCHASES OF SHARES. There are several ways you may reduce sales charges on your purchase of Fund shares.

    - LETTER OF INTENT. Lets you purchase Class A shares of the Fund over a 13 month period and receive the same sales charge as if all shares had been purchased at once.

    - COMBINATION PRIVILEGE. Lets you add the value of all shares you already own (Class A, Class B or Class C) for purposes of calculating the sales charge.

    - FAMILY AND TRUST PRIVILEGE. Lets you combine purchases of shares of any class made by your spouse, children and/or family trust for purposes of calculating the sales charge. If you wish to use this privilege, you must indicate on your account application that you are entitled to the reduced sales charge.

16             BUYING AND SELLING SHARES

    - GROUP PURCHASES. Lets you purchase shares with others as a group at a reduced sales charge applicable to the group as a whole. A purchase group must meet criteria established by Ascend Financial Services, Inc. (Ascend Financial), the Fund's underwriter.

    - AUTOMATIC INVESTMENT PLAN. Lets you automatically invest a specified amount in the Fund each month, which may result in a lower average cost per share through the principle of "dollar cost averaging." The automatic investment plan will not always result in a lower cost per share, nor will it alone reduce your sales charge.

For more information on any of these plans, please contact Advantus Shareholder Services by telephone at (800) 665-6005.

WAIVER OF SALES CHARGE ON CLASS A SHARE PURCHASES. Class A shares may be offered without any sales charge to the following individuals and institutions:

    - officers, directors, employees, sales representatives and retirees of the Fund, Advantus Capital, Ascend Financial, Minnesota Life and affiliated companies of Minnesota Life, and their respective spouses, siblings, direct ancestors or direct descendants

    - Minnesota Life and its affiliated companies

    - trusts, pension or benefit plans sponsored by or on behalf of Advantus Capital, Ascend Financial, Minnesota Life and affiliated companies of Minnesota Life

    - advisory clients of Advantus Capital or other affiliated companies of Minnesota Life

    - employees of sales representatives of Advantus Capital, Minnesota Life or affiliated companies of Minnesota Life

    - certain accounts as to which a bank or broker-dealer charges an account management fee, provided that the bank or broker-dealer has an agreement with Ascend Financial

    - certain accounts sold by registered investment advisers

WAIVER OF SALES CHARGES ON CLASS B SHARE SALES. The CDSC for Class B shares will generally be waived in the following cases:

    - upon the automatic conversion of Class B shares to Class A shares;

    - upon the Fund's decision to liquidate accounts with less than the minimum account size; and

    - upon a shareholder's death or disability.

For more information on these waivers, please see the Statement of Additional Information or contact Advantus Shareholder Services or Ascend Financial.

BUYING SHARES

You may purchase shares of the Fund on any day the New York Stock Exchange
(NYSE) is open for business. The price for Fund shares is equal to the Fund's NAV plus any applicable sales charge. NAV is generally calculated as of the close of normal trading on the NYSE (typically 3:00 p.m. Central time). However, NAV is not calculated on (a) days in which

                                            BUYING AND SELLING SHARES         17
changes in the Fund's portfolio do not materially change the Fund's NAV,
(b) days on which no Fund shares are purchased or sold, and (c) customary national business holidays on which the NYSE is closed for trading.

The Fund's NAV for each class is equal to the Fund's total investments attributable to such class less liabilities attributable to such class divided by the number of shares of such class. To determine NAV, the Fund generally values the Fund's investments based on market quotations. If market quotations are not available for certain Fund investments, the investments are valued based on the fair value of the investments as determined in good faith by the Fund's board of directors.

Your purchase order will be priced at the next NAV calculated after your purchase order is received by the Fund's transfer agent plus the applicable initial sales charge (for Class A shares). If your order is received after the close of normal trading on the NYSE, your order will be priced at the NAV calculated on the next day the NYSE is open for trading.

A minimum initial investment of $250 is required, and you may make minimum subsequent investments of $25. The Fund may reject any purchase order when the Fund determines it would not be in the best interests of the Fund or its shareholders.

You may purchase shares of the Fund in any of the following ways:

    BY CHECK.  New investors may purchase shares of the Fund by sending to the
               Fund's transfer agent, First Data Investors Services Group, Inc. (First Data), a completed account application and a check payable to the Fund at Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island 02940-5059. If you wish to purchase additional shares, please send a check payable to the Fund at the above address (please be sure to write your account number on your check). Purchase orders may also be submitted through Ascend Financial or other authorized broker-dealers.

    BY WIRE. New investors may also purchase shares of the Fund by Federal Reserve or bank wire. You should first complete an account application and send it to Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island 02940-5059. Prior to wiring any funds, you must contact Advantus Shareholder Services at (800) 665-6005 for wire instructions. Wire purchases normally take two or more hours to complete. To be accepted the same day, wire purchases must be received by the close of normal trading on the NYSE.

All investments must be in U.S. dollars. Cash, money orders and credit card and third-party checks are not accepted. If a check does not clear your bank, the Fund may cancel the purchase.

18             BUYING AND SELLING SHARES

SELLING SHARES

GENERAL. You may sell your shares at any time. You may make such requests by contacting the Fund directly by mail or by telephone. Requests by mail should be sent to Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island 02940-5059. You may also sell your shares by sending a facsimile request to Advantus Funds Group at (508) 871-3560 if no signature guarantee is required.

Shares will be sold at the NAV next calculated after your sale order is received by the Fund's transfer agent less any applicable CDSC (for Class A shares subject to a CDSC and for Class B shares). Class A shares not otherwise subject to a CDSC and Class C shares may be sold without any charge.

The Fund will forward the sales proceeds to you as soon as possible, but no later than seven days after the Fund has received an order. If you recently purchased your shares by check sales proceeds may not be available until your check has cleared (which may take up to 14 days). If you designate a bank account with the Fund and wish to sell shares with a value of at least $500, then the proceeds can be wired directly to your bank account. If you elect to have proceeds sent by wire transfer, the current $5.00 wire charge will be deducted from your Fund account.

The amount you receive may be more or less than the original purchase price for your shares.

MINIMUM ACCOUNT WITHDRAWAL. If you sell some of your shares and the remaining shares in your account have a value of less than $150, the Fund has the right to require you to sell your remaining shares and close your account. However, you will not be required to sell your shares if your account falls below the minimum due to changes in the market value of your account. You will be given at least 60 days' written notice to add funds to your account and avoid any required sale.

SYSTEMATIC WITHDRAWAL PLAN. If you have an account with a value of at least $5,000, you may establish a Systematic Withdrawal Plan which allows you to sell a portion of your shares for a fixed or variable amount over a period of time. Withdrawal payments for Class A shares purchased in amounts of $1 million or more and for Class B shares may also be subject to a CDSC. As a result, you should carefully consider whether a Systematic Withdrawal Plan is appropriate. More information about the Systematic Withdrawal Plan is provided in the Statement of Additional Information.

SIGNATURE GUARANTEE. In order to protect the Fund and shareholders against fraudulent requests, a signature guarantee may be required in certain cases. No signature guarantee is required if the sale proceeds are less than $50,000 and are to be paid to the registered holder of the account at the address of record for that account. A signature guarantee is required if:

    - sale proceeds are $50,000 or more

    - sale proceeds will be paid to someone other than the registered shareholder

    - sale proceeds will be mailed to an address other than the registered shareholder's address of record

    - instructions were received by the Fund within 30 days before the sale order to change the registered shareholder's address or bank wire instructions

---------------
REFERENCE POINT
---------------
Please see "Telephone Transactions" for instructions on how to sell shares by telephone.
See "Selling Shares - Signature Guarantee" below to determine whether your sale will require a signature guarantee.

                                            BUYING AND SELLING SHARES         19

    - shares are to be transferred to another Fund account holder

    - the request is not made by a pre-authorized trustee for a plan, trust or other tax-exempt organization

The Fund reserves the right to require signature guarantees on all sales. If your sale order requires a signature guarantee, the signature guarantee must be an original (not a copy) and provided by any of the following:

    - national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions

    - national securities exchanges, registered securities associations and clearing agencies

    - broker-dealers who belong to a national securities exchange or clearing agency, or who have a minimum net capital of at least $100,000

    - institutions that participate in the Securities Transfer Agent Medallion Program or other recognized signature medallion program


REINSTATEMENT PRIVILEGE. If you sell shares of the Fund, you have a one-time privilege within 90 days after the sale to use some or all of the sale proceeds to purchase shares of any of the Advantus Multiple Class Funds or Advantus Real Estate Securities Fund, Inc. (Real Estate Fund) at no sales charge. Following your sale of Class A or Class B shares, you will be entitled to purchase only Class A shares under this reinstatement privilege. Any CDSC incurred in connection with the prior sale of Class A or B shares within a 90 day period will not be refunded to a shareholder's account. Following your sale of Class C shares, you will be entitled to purchase only Class C shares under this reinstatement privilege.


EXCHANGING SHARES


You may exchange some or all of your shares for shares of the same class of any other Advantus Multiple Class Fund, Real Estate Fund or Advantus Money Market Fund, Inc. (Money Market Fund) provided the other Advantus Fund is available in your state. If you are considering an exchange into another Advantus Fund you should obtain the prospectus for that fund and read it carefully. Exchanges may only be made between Advantus Fund accounts with identical registrations. You may make exchanges by contacting the Fund by mail or by telephone. Exchange requests must be for an exchange amount of at least $250. You may exchange your shares up to twelve times a year without restriction or charge. A $7.50 service fee will then be imposed on subsequent exchanges. The Fund reserves the right to change the terms of and impose additional limitations and charges on exchanges after giving 60 days' prior notice to shareholders.



Frequent exchanges may interfere with Fund management or operations and drive up Fund costs. The Fund is not designed for market timers, or for large or frequent transfers. To protect shareholders, the Fund may restrict or refuse purchases or exchanges by market timers. You will be considered to be a market timer if you have: (i) requested an exchange out of any Advantus Fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of any Advantus Fund more than three times in a calendar quarter, or (iii) exchanged shares equal to at least $1 million, or more than 1% of the net assets of any class of shares of any Advantus Fund, or (iv) followed what otherwise seems to be a timing pattern in the exercise of exchange or transfer rights. Accounts under common control or ownership are combined for the purpose of determining these limitations.


---------------
REFERENCE POINT
---------------
Please see "Telephone Transactions" for instructions on how to exchange shares by telephone.

20             BUYING AND SELLING SHARES

Exchanges will be made based on the NAVs of the shares. No additional purchase or sales charges will be imposed on exchanges for shares. If Class B shares are acquired by exchange and later sold, any CDSC on such sale will be calculated as if no previous exchange occurred. However, shares of the Money Market Fund acquired by exchange will still be subject to the CDSC. The CDSC will be calculated without including the period that shares of the Money Market Fund are held.

You may also elect to systematically exchange Fund shares for shares of other Advantus Funds on a monthly basis. Systematic exchanges must be for an exchange amount of at least $25.

More information about exchanging shares is provided in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

You may sell or exchange Fund shares by telephone. You will automatically have the right to initiate such telephone transactions unless you elect not to do so on your account application. You may initiate telephone transactions by calling Advantus Shareholder Services at (800) 665-6005. Automated service is available 24 hours a day or you may speak to a service representative Monday through Friday, from 8:00 a.m. to 4:45 p.m. (Central time). The maximum amount of shares you may sell by telephone is $50,000.

During periods of economic or market changes, you may experience difficulty in selling or exchanging shares due to a heavy volume of telephone calls. In such a case, you should consider submitting a written request while still trying a telephone sale or exchange. The Fund reserves the right to change, terminate or impose a fee on, telephone sale and exchange privileges after giving 60 days' prior notice to shareholders.

Unless you decline telephone privileges on your account application, you may be responsible for any fraudulent telephone order as long as the Fund takes reasonable measures to verify the order.

---------------
REFERENCE POINT
---------------
Please see "Selling Shares" and "Exchanging Shares" for sale and exchange details.

                                            BUYING AND SELLING SHARES         21

                                                                       [GRAPHIC]
                                                                       [GRAPHIC]

                                                             GENERAL INFORMATION

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized. Dividends are paid quarterly and net capital gains distributions are generally paid once a year. Distributions on Class A shares will generally be higher than Class B and Class C share distribution due to higher Rule 12b-1 fees applicable to Class B and Class C shares. Your distributions will be reinvested in additional shares of the Fund unless you instruct the Fund otherwise. Distributions of these additional shares are made at the NAV of the payment date. There are no fees or sales charges on reinvestments. If you wish to receive cash distributions, you may authorize the Fund to do so in your account application or by writing to Advantus Shareholder Services. If your cash distribution checks cannot be delivered by the postal or other delivery service to your address of record, all distributions will automatically be reinvested in additional shares of the Fund. No interest will be paid on amounts represented by uncashed distribution checks.

You may elect to have dividends invested in shares of the Money Market Fund or in shares of the same class of another Advantus Multiple Class Fund described in "Advantus Family of Funds" below. Dividends are valued at the NAV of such other Advantus Fund on the dividend payment date. To qualify for this privilege, you must maintain a minimum account balance of $250 in the Fund and the other applicable Advantus Fund. You must request this privilege by writing to Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island 02940-5059.

TAXES

You will be taxed on both dividends and capital gains distributions paid by the Fund (unless you hold your shares through an IRA or other tax-deferred retirement account). Dividends and distributions are subject to tax regardless of whether they are automatically invested or are received in cash. Dividends paid from the Fund's investment income will be taxed as ordinary income. Capital gains distributions will be taxed as long-term capital gains, regardless of the length of time for which you have held your shares. Long-term capital gains are currently taxable to individuals at a maximum federal tax rate of 20%. If you purchase shares of the Fund before dividends or capital gains distributions, such dividends and distributions will reduce the NAV per share by the amount of such dividends and distributions. Furthermore, you will be subject to taxation on such dividends and distributions.

If you sell your shares, you will generally realize a capital gain or loss. Any gain will be treated as short-term if you have held the shares for one year or less, and long-term if you have held the shares more than one year. Short-term capital gains are taxed as ordinary income, while long-term capital gains are subject to a maximum federal tax rate of 20%. If

--------------------
FOR YOUR INFORMATION
--------------------
The redemption or exchange of Fund shares may generate a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem or exchange, you may incur a gain or loss.

22             GENERAL INFORMATION
you exchange your shares in the Fund for shares of another Advantus Fund, the exchange will be treated as a sale for federal tax purposes, and you will be taxed on any capital gain you realize on the sale.

The Fund makes changes in its portfolio that Advantus Capital deems advisable. The Fund's portfolio turnover may cause the Fund to realize capital gains which, when distributed to shareholders, will be taxable to them.

You will receive an annual statement from the Fund providing detailed information concerning the federal tax status of distributions you have received during the year.

The above is only a general discussion of the federal income tax consequences of an investment in the Fund. For more information, see the Statement of Additional Information. You should consult your own tax adviser for the specific federal, state or local tax consequences to you of an investment in the Fund.

                                                  GENERAL INFORMATION         23

SERVICE PROVIDERS

INVESTMENT ADVISER

Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
(651) 665-3826

UNDERWRITER

Ascend Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101-2098
(651) 665-4833
(888) 237-1838

SHAREHOLDER AND ADMINISTRATIVE SERVICES AGENT

Advantus Shareholder Services
(a division of Minnesota Life Insurance Company)
(800) 665-6005

TRANSFER AGENT

First Data Investor Services Group, Inc.
Advantus Funds Group
P.O. Box 9767
Providence, Rhode Island 02940-5059

CUSTODIAN


Norwest Bank Minnesota, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479


INDEPENDENT AUDITORS


KPMG LLP


GENERAL COUNSEL

Dorsey & Whitney LLP

24             GENERAL INFORMATION

                       This page is purposely left blank.

                       This page is purposely left blank.

                                      HIGHER POTENTIAL LONG-TERM RISK AND RETURN
                                                                       [GRAPHIC]

ADVANTUS FAMILY OF FUNDS

Index Fund is a member of the Advantus family of funds. The following is a brief description of the investment objectives, policies and practices of the Advantus Funds.
ENTERPRISE
-------------------------------------------------
Long-term growth through investing primarily in common stocks issued by small capitalization companies.
VENTURE
-------------------------------------------------
Long-term growth through investing primarily in stocks of small capitalization companies deemed by Advantus Capital to be undervalued relative to their future earnings and growth potential.
HORIZON
-------------------------------------------------
Long-term growth combined with a moderate level of current income through investing primarily in common stocks issued by mid and large capitalization companies.
INDEX 500
-------------------------------------------------
Investment results that correspond generally to the S&P 500 Index by investing a significant portion of its portfolio in common stocks included in the S&P 500 Index.*
CORNERSTONE
-------------------------------------------------
Long-term growth through investing primarily in stocks of mid and large capitalization companies deemed by Advantus Capital to be undervalued relative to their future earnings and growth potential.
INTERNATIONAL BALANCED
-------------------------------------------------
Total return through investing primarily in stocks and bonds of large and small companies located outside the U.S.

REAL ESTATE SECURITIES

-------------------------------------------------

Total return through investing in real estate and real estate-related securities.

SPECTRUM
-------------------------------------------------
Total return from a combination of income and capital appreciation through investing in a portfolio of stocks, bonds and money market instruments.
BOND
-------------------------------------------------
High level of current income by investing primarily in high quality corporate bonds.
MORTGAGE SECURITIES
-------------------------------------------------
High level of current income by investing primarily in mortgage-related securities.
MONEY MARKET
-------------------------------------------------
High level of current income by investing primarily in money market securities.
                                       LOWER POTENTIAL LONG-TERM RISK AND RETURN
                                                                       [GRAPHIC]

*"STANDARD & POOR'S-REGISTERED TRADEMARK-", "S&P 500-REGISTERED TRADEMARK-", "STANDARD & POOR'S 500", AND "500" ARE REGISTERED TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY ADVANTUS INDEX 500 FUND, INC. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

AN INVESTMENT IN ANY ADVANTUS FUND WILL BE SUBJECT TO A VARIETY OF RISKS. AS A RESULT, AN ADVANTUS FUND MAY NOT ALWAYS ACHIEVE ITS INVESTMENT OBJECTIVE.

THIS INFORMATION IS A RESULT OF LONG-TERM RISK AND RETURN EXPECTATIONS USING VARIOUS INDICES AND ASSET CLASS HISTORIES, AND IS NOT FROM ACTUAL PERFORMANCE. PLEASE NOTE THAT THE ACTUAL RISK/RETURN FOR AN INVESTMENT IN THE ABOVE ADVANTUS FUNDS MAY VARY AND THE ABOVE TABLE DOES NOT NECESSARILY INDICATE HOW EACH ADVANTUS FUND WILL PERFORM IN THE FUTURE.

                                                  GENERAL INFORMATION         27

ASCEND FINANCIAL SERVICES, INC.                                     PRESORTED STANDARD
400 ROBERT STREET NORTH                                              U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                                ST. PAUL, MN
                                                                      PERMIT NO. 3547
ADDRESS SERVICE REQUESTED


                          ADDITIONAL INFORMATION ABOUT THE FUND

                         The Fund's annual and semi-annual reports list portfolio holdings, and discuss recent market conditions, economic trends and investment strategies that affected the Fund during the latest fiscal year.

                         A Statement of Additional Information (SAI) provides further information about the Fund. The current SAI is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this Prospectus).

                          HOW TO OBTAIN ADDITIONAL INFORMATION

                         The SAI and the Fund's annual and semi-annual reports are available without charge upon request. You may obtain additional information or make any inquiries:

                         By Telephone - Call (800) 665-6005

                         By Mail - Write to Advantus Funds Group, P.O. Box
                                   9767, Providence, Rhode Island 02940-5059


                         Web Site Address - www.advantusfunds.com



                         Information about the Fund (including the SAI and annual and semi-annual reports) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (telephone 1-202-942-8090). This information and other reports about the Fund are also available on the SEC's World Wide Web site at http://www.sec.gov. Copies of this information may be obtained by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or obtained by electronic request to: publicinfo@sec.gov. You will be charged a duplicating fee for copies.


                         Investment Company Act No. 811-7815


F. 50486 Rev. 12-1999

                                     [LOGO]
         -C-1999 Advantus Capital Management, Inc. All rights reserved.

                        STATEMENT OF ADDITIONAL INFORMATION






                            ADVANTUS VENTURE FUND, INC.
                           ADVANTUS INDEX 500 FUND, INC.
                       ADVANTUS REAL ESTATE SECURITIES FUND, INC.

                                  DECEMBER 1, 1999
















     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the separate Prospectuses dated December 1, 1999 and should be read in conjunction therewith. A copy of each Prospectus may be obtained by telephone from Advantus Shareholder Services at (800) 665-6005 or by writing to the Funds at Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island 02940-5059.




THIS STATEMENT OF ADDITIONAL INFORMATION MUST BE ACCOMPANIED OR PRECEDED BY A COPY OF THE CURRENT PROSPECTUS FOR THE RESPECTIVE FUND.

                                 TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY

INVESTMENT OBJECTIVES AND POLICIES
     Equity Securities of Small Capitalization Companies
     S&P 500 Index
     Real Estate Investment Trust Securities
     Debt and Money Market Securities
     Low Rated Securities
     Convertible Securities
     Foreign Securities
     Stock Index Futures Contracts
     Options
     United States Government and Agency Obligations
     Short Sales Against the Box
     Loans of Portfolio Securities
     Restricted and Illiquid Securities
     Repurchase Agreements
     Warrants
     Index Depositary Receipts
     When-Issued Securities and Forward Commitments
     Defensive Purposes

INVESTMENT RESTRICTIONS
     Venture Fund
     Index Fund
     Real Estate Securities Fund

PORTFOLIO TURNOVER

DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR LIABILITY

INVESTMENT ADVISORY AND OTHER SERVICES
     General
     Control and Management of Advantus Capital and Ascend Financial Investment Advisory Agreement
     Distribution Agreement
     Payment of Certain Distribution Expenses of the Funds
     Transfer Agent and Administrative Services

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

CALCULATION OF PERFORMANCE DATA

CAPITAL STOCK AND OWNERSHIP OF SHARES

HOW TO BUY SHARES
     Alternative Purchase Arrangements
     Purchase by Check
     Purchase by Wire
     Timing of Purchase Orders
     Minimum Investments
     Public Offering Price

SALES CHARGES
     Class A Shares
     Class B Shares
     Class C Shares
     Other Payments to Broker-Dealers

NET ASSET VALUE AND PUBLIC OFFERING PRICE

REDUCED SALES CHARGES
     Right of Accumulation-Cumulative Purchase Discount
     Letter of Intent
     Combining Purchases
     Group Purchases
     Waiver of Sales Charges For Certain Sales of Class A Shares

EXCHANGE AND TRANSFER OF FUND SHARES
     Systematic Exchange Plan

SHAREHOLDER SERVICES
     Open Accounts
     Automatic Investment Plan
     Group Systematic Investment Plan
     Retirement Plans Offering Tax Benefits
     Systematic Withdrawal Plans

REDEMPTIONS
     Signature Guarantee
     Contingent Deferred Sales Charge
     Telephone Redemption
     Delay in Payment of Redemption Proceeds
     Fund's Right to Redeem Small Accounts
     Reinstatement Privilege

TELEPHONE TRANSACTIONS

THE STANDARD & POOR'S LICENSE

DISTRIBUTIONS AND TAX STATUS
     Dividends and Capital Gains Distributions
     Taxation - General
     Taxation on Portfolio Holdings

FINANCIAL STATEMENTS

Appendix A - Bond and Commercial Paper Ratings

                          GENERAL INFORMATION AND HISTORY

     Advantus Venture Fund, Inc. ("Venture Fund"), Advantus Index 500
Fund, Inc. ("Index Fund"), and Advantus Real Estate Securities Fund, Inc. ("Real Estate Securities Fund"), collectively referred to as the "Funds," are open-end diversified investment companies, commonly called mutual funds. The Funds, together with ten other mutual funds which share the same investment adviser, are members of a family of mutual funds known as the "Advantus
Funds." Each of the Advantus Funds, excluding Real Estate Securities Fund and Advantus Money Market Fund, Inc., offers more than one class of shares (the "Advantus Multiple Class Funds"). The Advantus Multiple Class Funds currently offer three classes of shares (Class A, Class B and Class C). Real Estate Securities Fund currently offers one class of shares (Class A). Each class is sold pursuant to different sales arrangements and bears different expenses.
The Venture and Index Funds were incorporated as Minnesota corporations in July 1996. The Real Estate Securities Fund was incorporated as a Minnesota corporation in September 1998.

                         INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and principal investment policies of each of the Funds are set forth in detail in the text of each Fund's Prospectus under "Investing in the Fund --Investment Policies and Practices."

EQUITY SECURITIES OF SMALL CAPITALIZATION COMPANIES

     Venture Fund will invest primarily in equity securities issued by small capitalization companies. Small capitalization companies may be in a relatively early stage of development or may produce goods and services which have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product-line expertise that may result in an enhanced entrepreneurial spirit and greater focus which allow such firms to be successful. The Fund's investment adviser believes that such companies may develop into significant business enterprises and that an investment in such companies offers a greater opportunity for capital appreciation than an investment in larger more established entities. However, small capitalization companies frequently retain a large part of their earnings for research, development and investment in capital assets, so that the prospects for immediate dividend income are limited.

     While securities issued by smaller capitalization companies have historically produced better market results than the securities of larger issuers, there is no assurance that they will continue to do so or that the Fund will invest specifically in those companies which produce those results. Because of the risks involved, the Fund is not intended to constitute a complete investment program.

S&P 500 INDEX

     Index Fund invests in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The S&P 500 is an unmanaged index of common stocks which emphasizes large capitalization companies and is comprised of 500 industrial, financial, utility and transportation companies. The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 70% of the market value of all common stocks publicly traded in the United States. The weightings of stock in the S&P 500 are based on each stock's relative capitalization or total market value; that is, its market price per share times the number of shares outstanding. Because of this weighting, approximately 50% of the S&P 500 is typically composed of stocks of the 50 to 60 largest companies in the S&P 500. The composition of the S&P 500 may be changed from time to time. Stocks included in the S&P 500 are chosen by Standard & Poor's on a statistical basis which reflects such factors as the market capitalization and trading activity of each stock and the extent to which each stock is representative of stocks in a particular industry. Typically, companies included in the S&P 500 are the largest and most dominant companies in their respective industries. The inclusion of a stock in the S&P 500 in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor does it afford any assurance against declines in the price or yield performance of that stock. The Fund's investment adviser believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general.

     The Fund will at all times invest at least 80% of its total assets in common stocks included in the S&P 500. There is no minimum or maximum number of stocks included in the S&P 500 which the Fund must hold. Under normal circumstances Advantus Capital generally will seek to match the Fund to the composition of the S&P 500 to the maximum extent, but may not always invest the Fund's portfolio to mirror the S&P 500 exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted stocks included in the S&P 500, and may at times have its portfolio weighted differently from the S&P 500, particularly when the Fund has assets of less than $25 million. Regardless of the number, or relative weightings, of stocks included in the S&P 500 held by the Fund, however, the Fund's intention is to seek investment results, before sales charges and other Fund expenses, which match as closely as possible the investment performance of the S&P 500.

     The method used to select investments for the Fund involves investing primarily in those stocks having the highest statistical weightings in the S&P 500. Stocks in the S&P 500 are ranked in accordance with their statistical weightings from highest to lowest. The Fund will invest in all of the stocks above a specified level in the ranking in approximately the same proportion as the weightings of those stocks in the S&P 500. However, the Fund will not invest in all of the stocks below the specified level in the ranking, but rather will invest only in those stocks, and in amounts, as the Fund's investment adviser determines to be necessary or appropriate for the Fund to approximate the performance of the S&P 500. The stocks of the S&P 500 to be included in the Fund will be selected utilizing a computer program which provides simulations of alternative investment strategies for tracking the performance of the S&P 500 and analyzes the estimated tracking results of such alternative strategies prior to their implementation. This process selects stocks for the Fund so that various industry weightings and market capitalizations closely approximate those of the S&P 500. This technique employed by the Fund is expected to be an effective means of substantially duplicating the income and capital returns of the S&P 500. The Fund's ability to duplicate the performance of the S&P 500 will depend to some extent, however, on the size and timing of cash flows into or out of the Fund. Investment changes to accommodate these cash flows will be made to maintain the similarity of the Fund's holdings to the S&P 500 to the maximum practicable extent.

     Over the long term, the Fund's investment adviser will seek a correlation between the performance of the Fund, before sales charges and other Fund expenses, and that of the S&P 500 of at least 95% (or 85% - 95% if the Fund's assets are less than $25 million). A correlation of 100% would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. An investment in shares of the Fund therefore involves risks similar to those of investing in a portfolio consisting of the common stocks of some or all of the companies included in the S&P 500.

REAL ESTATE INVESTMENT TRUST SECURITIES

     The Real Estate Securities Fund may invest in securities issued by real estate investment trusts. A real estate investment trust ("REIT") is a corporation or a business trust that would otherwise be taxed as a corporation, which meets certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, and gains from sale of real estate assets), and must distribute to shareholders annually 95% or more of its taxable income. Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items, and U.S. government securities.

     REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of the Fund investments in REITs will consist of equity REITs.

DEBT AND MONEY MARKET SECURITIES

     Venture Fund and Real Estate Securities Fund may invest in long, intermediate and short-term debt securities from various industry classifications and money market instruments. Such instruments may include the following:

     * Corporate obligations which at the time of purchase are rated within the four highest grades assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Services, Inc. ("Moody's") or any other national rating service, or, if not rated, are of equivalent investment quality as determined by the Fund's investment adviser or sub-adviser, as the case may be. To the extent that the Fund invests in securities rated BBB or Baa by S&P or Moody's, respectively, it will be investing in securities which have speculative elements. Venture Fund may also invest up to 10% of its net assets in securities (including convertible securities) rated at least B- by S&P or B3 by Moody's. See "Low Rated Securities," below. For a description of the ratings used by Moody's and S&P, see Appendix A below.

     * Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.

     *    Debt obligations of banks.

     In addition to the instruments described above, which will generally be long-term, but may be purchased by the Fund within one year of the date of a security's maturity, the Fund may also purchase other high quality securities including:

     * Obligations (including certificates of deposit and bankers' acceptances) of U.S. banks, savings and loan associations, savings banks which have total assets (as of the date of their most recent annual financial statements at the time of investment) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks and U.S. branches or agencies of foreign banks which meet the above-stated asset size; and obligations of any U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations purchased does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.

     *    Obligations of the International Bank for Reconstruction and
          Development.

     * Commercial paper (including variable amount master demand notes) issued by U.S. corporations or affiliated foreign corporations and rated (or guaranteed by a company whose commercial paper is rated) at the date of investment Prime-1 by Moody's or A-1 by S&P or, if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P and, if issued by an affiliated foreign corporation, such commercial paper (not to exceed in the aggregate 10% of the Fund's net assets) is U.S. dollar denominated and not subject at the time of purchase to foreign tax withholding.

     The Fund may also invest in securities which are unrated if the Fund's investment adviser determines that such securities are of equivalent investment quality to the rated securities described above. In the case of "split-rated" securities, which result when nationally-recognized rating agencies rate the security at different rating levels (e.g., BBB by S&P and Ba by Moody's), it is the Fund's general policy to classify such securities at the higher rating level where, in the judgment of the Fund's investment adviser, such classification reasonably reflects the security's quality and risk.

     The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

     The Fund may, however, acquire debt securities which, after acquisition, are down-graded by the rating agencies to a rating which is lower than the applicable minimum rating described above. In such an event it is the Fund's general policy to dispose of such down-graded securities except when, in the judgment of the Fund's investment adviser, it is to the Fund's advantage to continue to hold such securities. In no event, however, will the Fund hold in excess of 5% of its net assets in securities which have been down-graded subsequent to purchase where such down-graded securities are not otherwise eligible for purchase by the Fund. This 5% is in addition to securities which the Fund may otherwise purchase under its usual investment policies.

LOW RATED SECURITIES

     Venture Fund may also invest up to 10% of its net assets in debt securities (including convertible debt securities), which, at the time of acquisition, are rated at least B- or B3 by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund's investment adviser. Real Estate Securities Fund and Venture Fund may each also hold an additional 5% of its total assets in low rated securities rated below "investment grade" (i.e. below BBB) where such securities were either investment grade or eligible securities at the time of purchase but subsequently down-graded to a rating not otherwise eligible for purchase by the Fund (see "Debt and Money Market Securities" above). Debt securities rated below the four highest categories (i.e., below
BBB) are not considered investment grade obligations and are commonly called "junk bonds." These securities are predominately speculative and present more credit risk than investment grade obligations. Bonds rated below BBB are also regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments.

     Low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Funds' shares.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

     Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

CONVERTIBLE SECURITIES

     Venture Fund and Real Estate Securities Fund each may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. The total return and yield of lower quality (high yield/high risk) convertible bonds can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks. Venture Fund will limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Fund's investment adviser. Real Estate Securities Fund will limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least BBB by S&P or Baa by Moody's, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Fund's investment adviser.

FOREIGN SECURITIES

     Venture Fund and Real Estate Securities Fund each may invest up to 10% of its total assets in securities of foreign issuers which are not publicly traded in the U.S. (securities of foreign issuers which are publicly traded in the U.S., usually in the form of sponsored American Depositary Receipts, are not subject to this 10% limitation.) Investing in securities of foreign issuers may result in greater risk than that incurred in investing in securities of domestic issuers. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the U.S., are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. Also, some countries may withhold portions of interest, dividends and gains at the source. The Fund may also be unfavorably affected by fluctuations in the relative rates of exchange between the currencies of different nations (i.e., when the currency being exchanged has decreased in value relative to the currency being purchased). There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

     The countries of the European Monetary Union (EMU) began the process of converting their individual country currencies to the Euro on January 1, 1999. There is also a risk that the value of foreign securities of companies located in EMU countries may decrease due to market volatility resulting from the conversion of certain EMU country currencies to the Euro. It is not possible to predict the impact of the Euro on the business or financial condition of European issues or on the Fund. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

     An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges.
Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.

STOCK INDEX FUTURES CONTRACTS

     Index Fund may purchase and sell stock index futures contracts. The Fund may enter into stock index futures contracts provided that not more than 5% of its assets are required as a margin deposit for such contracts and provided that not more than 20% of its total assets (including assets held as "cover" in segregated accounts or as margin deposits) are invested in stock index futures obligations at any time. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the stock index is made; generally contracts are closed out prior to the expiration date of the contract. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold. No price is paid upon entering into futures contracts. Instead, the Fund is required to deposit an amount of cash or U.S. Treasury securities, known as "initial margin," in a segregated account established with the Fund's custodian in the name of the futures broker through which the Fund entered into the futures contract. Subsequent payments, called "variation margin," to and from the futures broker are required on a daily basis as the value of the futures position varies.

     Because the value of index futures depends primarily on the value of their underlying indexes, the performance of broad-based contracts will generally reflect broad changes in common stock prices. The Index Fund's investments may be more or less heavily weighted in securities of particular types of issuers, or securities of issuers in particular industries, than the index underlying its index futures positions. Therefore, while the Fund's index futures positions should provide exposure to changes in value of the underlying index (or protection against declines in their value in the case of hedging transactions), it is likely that, in the case of hedging transactions, the price changes of the Fund's index futures positions will not match the price changes of the Fund's other investments. Other factors that could affect the correlation of the Fund's index futures positions with its other investments are discussed below.

     FUTURES MARGIN PAYMENTS. Both the purchaser and seller of a futures contract are required to deposit "initial margin" with a futures broker (known as a "futures commission merchant," or "FCM"), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, an initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Fund's investment adviser will attempt to minimize this risk by monitoring the creditworthiness of the FCMs with which the Index Fund does business.

     LIMITATIONS ON STOCK INDEX FUTURES TRANSACTIONS. Index Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to regulations under the Commodity Exchange Act, the Fund may use futures contracts for bona fide hedging purposes within the meaning of CFTC regulations; PROVIDED, HOWEVER, that, with respect to positions in futures contracts which are not used for bona fide hedging purposes within the meaning of CFTC regulations, the aggregate initial margin required to establish such position will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts into which the Fund has entered.

     The Fund's investment adviser also intends to follow certain other limitations on the Fund's futures activities. Under normal conditions, the Fund will not enter into any futures contract if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of the indexes or other instruments underlying the Fund's other futures positions would exceed 20% of the Fund's total assets. In addition, the Fund does not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

     Index Fund may purchase index futures contracts in order to attempt to remain fully invested in the stock market. For example, if the Fund had cash and short-term securities on hand that it wished to invest in common stocks, but at the same time it wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations, it could purchase an index futures contract in order to approximate the activity of the index with that portion of its portfolio. Index Fund may also purchase futures contracts as an alternative to purchasing actual securities. For example, if the Fund intended to purchase stocks but had not yet done so, it could purchase a futures contract in order to participate in the index's activity while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. In these strategies the Fund would use futures contracts to attempt to achieve an overall return -- whether positive or negative -- similar to the return from the stocks included in the underlying index, while taking advantage of potentially greater liquidity that futures contracts may offer.

     When the Fund wishes to sell securities, it may sell stock index futures contracts to hedge against stock market declines until the sale can be completed. For example, if the Fund's investment adviser anticipated a decline in common stock prices at a time when the Fund anticipated selling common stocks, it could sell a futures contract in order to lock in current market prices. If stock prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the anticipated loss in the common stocks the Fund had hedged in anticipation of selling them. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of any gains from those securities. The success of this type of strategy depends to a great extent on the degree of correlation between the index futures contract and the securities hedged.

     ASSET COVERAGE FOR FUTURES POSITIONS. Index Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of futures strategies by mutual funds, and if the guidelines so require will set aside cash and/or appropriate liquid assets (e.g., United States Government securities, other investment grade debt obligations and equity securities) in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract is outstanding, unless they are replaced with other suitable assets.
As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     CORRELATION OF PRICE CHANGES. As noted above, price changes of the Fund's futures positions may not be well correlated with price changes of its other investments because of differences between the underlying index and the types of securities the Fund invests in. For example, if the Fund sold a broad-based index futures contract to hedge against a stock market decline while the Fund completed a sale of specific securities in its portfolio, it is possible that the price of the securities could move differently from the broad market average represented by the index futures contract, resulting in an imperfect hedge which could affect the correlation between the Fund's return and that of the benchmark index. In the case of an index futures contract purchased by the Fund either in anticipation of actual stock purchases or in an effort to be fully invested, failure of the contract to track its index accurately could hinder the Fund in the achievement of its objective.

     Stock index futures prices can also diverge from the prices of their underlying indexes. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying index, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contract. The Fund may sell futures contracts with a greater or lesser value than the securities it wishes to hedge in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases.

     LIQUIDITY OF FUTURES CONTRACTS. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide liquidity superior to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. Trading in index futures can also be halted if trading in the underlying index stocks is halted. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date regardless of potential consequences. If the Fund must continue to hold a futures position, its access to other assets held to cover the position could also be impaired.

     FEDERAL TAX TREATMENT. The Internal Revenue Code of 1986, as amended (the "Code"), forbids the Fund from earning more than 30% of its gross income from the sale or other disposition of certain investments, including futures contracts, which are owned for less than three months. The likelihood of violating this 30% test is increased by the amount of investing the Fund does in futures contract. Additionally, the Code requires the Fund to diversify its investment holdings. The Internal Revenue Service position regarding the treatment of futures contracts for diversification purposes is not clear, and the extent to which the Fund may engage in these transactions may be limited by this requirement. The Code also provides that, with respect to certain futures contracts held by the Fund at the end of its taxable year, unrealized gain or loss on such contracts may have to be recognized for tax purposes under a special system within the Code. The actual gain or loss recognized by the Fund in an eventual disposition of such contract, however, will be adjusted by the amount of the gain or loss recognized earlier under the Code's system. See "Distributions and Tax Status."

OPTIONS

     Venture Fund may write covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio ("covered options") in an attempt to earn additional current income on its portfolio or to guard against an expected decline in the price of a security. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period. If the option expires unexercised, the Fund realizes income, typically in the form of short-term capital gain, to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. The Fund does not write call options in an aggregate amount greater than 15% of its net assets.

     The Fund purchases call options only to close out a position. When an option is written on securities in the Fund's portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Fund's position, or the Fund may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Fund may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Fund has written. The Fund realizes a short-term capital gain if the amount paid to purchase the call option is less than the premium received for writing a similar option. Generally, the Fund realizes a short-term loss if the amount paid to purchase the call option is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

     The use of options contracts involves risk of loss to the Fund due to the possibility that the prices of the underlying securities on which such options are written may not move as anticipated.

UNITED STATES GOVERNMENT AND AGENCY OBLIGATIONS

     The Funds may invest in bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States Government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the United States Government established under authority granted by Congress. Obligations issued or guaranteed by agencies of the United States Government include, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the United States Government include, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association securities), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association securities). Guarantees of principal by agencies or instrumentalities of the United States Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds' shares.

SHORT SALES AGAINST THE BOX

     Each Fund may sell securities "short against the box." Whereas a short sale is the sale of a security the Fund does not own, a short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. The Funds have no present intention to sell securities short in this fashion.

LOANS OF PORTFOLIO SECURITIES

      Each Fund, for the purpose of realizing additional income, may make secured loans of portfolio securities amounting to not more than 20% of their respective total assets. Securities loans are made to broker-dealers or financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of cash, letters of credit or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Although the Fund does not expect to pay commissions or other front-end fees (including finders fees) in connection with loans of securities (but may in some cases do so), a portion of the additional income realized will be shared with the Fund's custodian for arranging and administering such loans. The Fund has a right to call each loan and obtain the securities on five business days' notice. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Fund's investment adviser to be of good standing and to have sufficient financial responsibility, and will not be made unless, in the judgment of the Fund's investment adviser, the consideration to be earned from such loans would justify the risk. The creditworthiness of entities to which the Fund makes loans of portfolio securities is monitored by the Fund's investment adviser throughout the term of each loan. The Fund has no present intention to make loans of portfolio securities.

RESTRICTED AND ILLIQUID SECURITIES

     Venture Fund and Index Fund may invest up to 10% of their respective net assets, and Real Estate Securities Fund may invest up to 15% of its net assests, in securities restricted as to disposition under the federal securities laws or otherwise, or other illiquid assets. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. Because of such restrictions, the Fund may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded. The Fund may be required to bear the expenses of registration of such restricted securities.

     The SEC has acknowledged, however, that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, the Fund's investment adviser believes that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. The Fund may invest without limitation in these forms of restricted securities if such securities are deemed by the Fund's investment adviser to be liquid in accordance with standards established by the Fund's Board of Directors. Under these guidelines, the Fund's investment adviser must consider (a) the frequency of trades and quotes for the security,
(b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in such restricted securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

     If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund is in a position where more than 10% of its net assets are invested in restricted and other illiquid securities, the Fund will take appropriate steps to protect liquidity.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements. Repurchase agreements are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation and if the Board of Directors of the Fund has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom the Fund enters into repurchase agreements is monitored by the Fund's investment adviser throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. The Fund's custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

WARRANTS

     Venture Fund and Real Estate Securities Fund each may invest in warrants; however, not more than 5% of its net assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of the Fund's assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges. Warrants are instruments that allow investors to purchase underlying shares at a specified price (exercise price) at a given future date. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

INDEX DEPOSITARY RECEIPTS

     Venture Fund and Index Fund may each invest up to 5% of their respective total assets in one or more types of depositary receipts ("DRs") as a means of tracking the performance of a designated stock index while maintaining liquidity. Venture Fund and Index Fund may invest in S&P 500 Depositary Receipts ("SPDRs"), which track the S&P 500 Index. In addition, Venture Fund may invest in S&P MidCap 400 Depositary Receipts ("MidCap SPDRs"), which track the S&P MidCap 400 Index; and "Dow Industrial Diamonds," which track the Dow Jones Industrial Average; or in other DRs which track indexes, provided that such investments are consistent with the Fund's investment objective as determined by the Fund's investment adviser. Each of these securities represents shares of ownership of a long term unit investment trust (a type of investment company) that holds all of the stock included in the relevant underlying index.

     DRs carry a price which equals a specified fraction of the value of the designated index and are exchange traded. As with other equity transactions, brokers charge a commission in connection with the purchase of DRs. In addition, an asset management fee is charged in connection with the underlying unit investment trust (which is in addition to the asset management fee paid by the Fund).

     Trading costs for DRs are somewhat higher than those for stock index futures contracts, but, because DRs trade like other exchange-listed equities, they represent a quick and convenient method of maximizing the use of the Fund's assets to track the return of a particular stock index. DRs share in the same market risks as other equity investments.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

     The Real Estate Securities Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment to purchase by the Fund and settlement, no payment is made for the securities purchased by the Fund and, thus, no interest accrues to the Fund from the transaction.

     The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Fund's investment adviser to correctly anticipate increases and decreases in interest rates and prices of securities. If the Fund's investment adviser anticipates a rise in interest rates and a decline in prices and, accordingly, the Fund sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the investment adviser anticipates a decline in interest rates and a rise in prices, and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Fund's investment adviser is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Fund's net asset value.

     When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. To facilitate transactions in when-issued securities and forward commitments, the Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. (At the time the Fund makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.)

     The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares. No more than 30% of the value of the Fund's total assets will be committed to when-issued or forward commitment transactions.


DEFENSIVE PURPOSES

     Venture Fund and Index Fund may invest up to 20% of their respective net assets in cash or cash items. Real Estate Securities Fund may invest approximately 5% of its net assets in cash or cash items. In addition, for temporary or defensive purposes, the Funds may invest in cash or cash items without limitation. The "cash items" in which the Funds may invest, include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds may so invest include money market funds advised by the Fund's investment adviser.

                              INVESTMENT RESTRICTIONS

     Each of the Funds is "diversified" as defined in the Investment Company Act of 1940. This means that at least 75% of the value of the Fund's total assets is represented by cash and cash items, government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

     Each Fund is also subject to certain "fundamental" investment restrictions, which may not be changed without the vote of a "majority" of the Fund's outstanding shares. As used in the applicable Prospectus and this Statement of Additional Information, "majority" means the lesser of (i) 67% of a Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of a Fund's outstanding shares. An investment restriction which is not fundamental may be changed by vote of the Board of Directors without further shareholder approval. Except as otherwise noted, each of the investment restrictions below is fundamental.

     VENTURE FUND (The investment restrictions numbered 1 through 8 below are fundamental. Restrictions numbered 9 through 15 are not fundamental.)

     Venture Fund will NOT:

     (1) Purchase any security if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry;

     (2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

     (3) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;

     (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund;

     (5) Make loans, except by purchase of bonds, debentures, commercial paper, certificates of deposit, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, and except loans of portfolio securities if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

     (6) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate, real estate limited partnership interests, or interests in real estate which are not readily marketable, commodities or commodity contracts, including futures contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

     (7) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

     (8) Write put or call options, except covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio, in an aggregate amount not greater than 15% of its net assets;

     (9) Purchase options, except call options in order to close out a position;

     (10) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

     (11) Make investments for the purpose of exercising control or management;

     (12) Participate on a joint or joint and several basis in any trading account in securities;

     (13) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Funds total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets;

     (14) Purchase or sell any securities other than Fund shares from or to its investment adviser or any officer or director of the Fund or its investment adviser; or

     (15) Invest more than a total of 10% of the Fund's net assets in securities or other assets, including repurchase agreements with a maturity of over seven days, which are illiquid or securities of businesses (including predecessors) less than three years old; provided that investments in securities of businesses (including predecessors) less than three years old will in no event exceed in the aggregate more than 5% of the Fund's net assets.

     INDEX FUND (The investment restrictions numbered 1 through 8 below are fundamental. Restrictions numbered 9 through 15 are not fundamental.)

     Index Fund will NOT:

     (1) Purchase any security if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry (provided, however, that the Fund may invest more than 25% of its assets in a single industry if the S&P 500 is so concentrated);

     (2) Purchase securities on margin, although it may obtain such short-term credits as may be necessary for the clearance of purchases and sales or securities (for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be a purchase of securities on margin); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

     (3) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;

     (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund;

     (5) Make loans, except by purchase of bonds, debentures, commercial paper, certificates of deposit, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, and except loans of portfolio securities if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

     (6) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate, real estate limited partnership interests, or interests in real estate which are not readily marketable, commodities or commodity contracts, except that it may invest in stock index futures contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

     (7) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

     (8)  Write put or call options;

     (9)  Purchase put or call options;

     (10) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than of 1% of the shares or securities of that company, together own more than 5%;

     (11) Make investments for the purpose of exercising control or management;

     (12) Participate on a joint or joint and several basis in any trading account in securities;

     (13) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Funds total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets;

     (14) Purchase or sell any securities other than Fund shares from or to its investment adviser or any officer or director of the Fund or its investment adviser; or

     (15) Invest more than a total of 10% of the Fund's net assets in securities or other assets, including repurchase agreements with a maturity of over seven days, which are illiquid or securities of businesses (including predecessors) less than three years old; provided that investments in securities of businesses (including predecessors) less than three years old will in no event exceed in the aggregate more than 5% of the Fund's net assets.


REAL ESTATE SECURITIES FUND (The investment restrictions numbered 1 through 7 below are fundamental. Restrictions numbered 8 through 14 are not fundamental.)

         Real Estate Securities Fund will NOT:

         (1) Purchase any security if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry, except that this limitation will not apply to investments in securities of issuers in the real estate or real estate-related industry (in which 25% or more of the value of the Fund's total assets will be invested).

         (2) Purchase or sell real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

         (3) Purchase or sell physical commodities, or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices) or any security which is collateralized or otherwise backed by physical commodities.

         (4) Borrow money, or enter into reverse repurchase agreements, in excess of one-third of its net assets, and, with respect to borrowing money, only from banks for temporary purposes. For purposes of this restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money.

         (5) Issue any senior securities, as defined in the 1940 Act, other than as set forth in restriction number 4 above and except to the extent that using options and futures contracts or purchasing or selling securities on a when-issued or forward commitment basis may be deemed to constitute issuing a senior security.

         (6) Make loans to other persons, except that it may lend portfolio securities representing up to one-third of the value of its total assets. (The Fund, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objectives and policies.)

         (7) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

         (8) Make investments for the purpose of exercising control or management.

         (9) Participate on a joint or joint and several basis in any trading account in securities.

         (10) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets.

         (11) Invest more than a total of 15% of the Fund's net assets in securities or other assets, including repurchase agreements with a maturity of over seven days, which are illiquid.

         (12) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

         (13) Make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold.

         (14) Make additional investments while its borrowings exceed 5% of its total assets.

     In addition, as a non-fundamental restriction, each of the Funds will not issue any senior securities as defined in the Investments Company Act of 1940, except to the extent that using options and futures contracts or purchasing or selling securities on a when-issued or forward commitment basis may be deemed to constitute issuing a senior security.

     With respect to each of the Funds, any investment policy set forth under "Investing in the Fund - Investment Policies and Practices" in the applicable Prospectus, or any restriction set forth above which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom, or unless the Investment Company Act of 1940 provides otherwise.

                                 PORTFOLIO TURNOVER

     Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.

     Venture Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Fund. Portfolio turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of Fund shares. Venture Fund does not emphasize short-term trading profits. For the fiscal years ended July 31, 1999, 1998 and 1997, the Fund's portfolio turnover rate was 103.9%, 45.0% and 39.6%, respectively.

     Index Fund generally seeks to invest for the long term, but reserves the right to sell securities irrespective of how long they have been held. However, because of the "passive" investment management approach of the Fund, the Fund's portfolio turnover rate is expected to be generally lower than the rate for most other investment companies. Ordinarily, securities will be sold by Index Fund only to reflect certain administrative changes in the S&P 500 (including mergers or changes in its composition) or to accommodate cash flows into and out of the Fund while maintaining the similarity of the Fund to the S&P 500. For the fiscal years ended July 31, 1999, 1998 and 1997, the Fund's portfolio turnover rate was 25.3%, 59.2% and 5.8%, respectively.

     Real Estate Securities Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Fund. Portfolio turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of Fund shares. The Fund does not emphasize short-term trading profits. For the period ended July 31, 1999, the Fund's portfolio turnover rate was 51.5%.

DIRECTORS AND EXECUTIVE OFFICERS

The names, addresses, principal occupations, and other affiliations of directors and executive officers of each of the Funds are given below:

                                   Position with       Principal Occupation and other
Name and Address                    the Funds          Affiliations (past 5 years)
----------------                   -------------       ---------------------------
William N. Westhoff*               President           President, Treasurer and
Advantus Capital                   and Director        Director, Advantus Capital
  Management, Inc.                                     Management, Inc.; Senior Vice
400 Robert Street North                                President and Treasurer, Minnesota
St. Paul, Minnesota 55101                              Life Insurance Company;
                                                       Vice President and Director, Robert
                                                       Street Energy, Inc.; President,
                                                       MCM Funding 1997-1, Inc.; President.
                                                       MCM Funding 1998-1, Inc.; Senior Vice
                                                       President, Global Investments, American
                                                       Express Financial Corporation,
                                                       Minneapolis, Minnesota, from August
                                                       1994 to October 1997; Senior Vice
                                                       President, Fixed Income Management,
                                                       American Express Financial
                                                       Corporation, Minneapolis, Minnesota,
                                                       from November 1989 to July 1994


                                       16

Frederick P. Feuerherm*            Vice President,     Vice President, Assistant Secretary
Advantus Capital                   Director and        and Director, Advantus Capital
  Management, Inc.                 Treasurer           Management, Inc.;
400 Robert Street North                                Vice President, Minnesota Life
St. Paul, Minnesota 55101                              Insurance Company; Vice President and
                                                       Director, MIMLIC Funding, Inc.; Vice
                                                       President and Assistant Secretary, MCM
                                                       Funding 1997-1, Inc.; Vice President
                                                       and Assistant Secretary, MCM Funding
                                                       1998-1, Inc.



Ralph D. Ebbott                    Director            Retired, Vice President and Treasurer
409 Birchwood Avenue                                   of Minnesota Mining and Manufacturing
White Bear Lake,                                       Company (tape, adhesive, photographic,
 Minnesota 55110                                       and electrical products) through June
                                                       1989

Charles E. Arner                   Director            Retired, Vice Chairman of The First
E-1430 First National                                  National Bank of Saint Paul from
 Bank Building                                         November 1983 through June 1984;
332 Minnesota Street                                   Chairman and Chief Executive Officer
St. Paul, Minnesota 55101                              of The First National Bank of Saint Paul
                                                       from October 1980 through November
                                                       1983

Ellen S. Berscheid                 Director            Regents' Professor of Psychology at the
University of Minnesota                                University of Minnesota
N309 Elliott Hall
Minneapolis, Minnesota 55455

Michael J. Radmer                  Secretary           Partner with the law firm of
Dorsey & Whitney LLP                                   Dorsey & Whitney LLP
220 South Sixth Street
Minneapolis, Minnesota 55402

------------------------------------------------------------
* Denotes directors of the Funds who are "interested persons" (as defined under the Investment Company Act of 1940) of the Funds.
------------------------------------------------------------

     Legal fees and expenses are paid to the law firm of which Michael J. Radmer is a partner. No compensation is paid by either of the Funds to any of its officers or directors who is affiliated with Advantus Capital.

     Each director of the Funds who is not affiliated with Advantus Capital Management, Inc. ("Advantus Capital") is also a director of the other eleven investment companies of which Advantus Capital is the investment adviser (12 investment companies in total -- the "Fund Complex"). As of the date hereof, such directors receive compensation in connection with all such investment companies which, in the aggregate, is equal to $8,000 per year and $2,000 per meeting attended (and reimbursement of travel expenses to attend directors' meetings). The portion of such compensation borne by any Fund is a pro rata portion based on the ratio that such Fund's total net assets bears to the total net assets of the Fund Complex. During the fiscal year ended July 31, 1999, each Director not affiliated with Advantus Capital was compensated by the Funds in accordance with the following table:

                                   Pension or                         Total
                                   Retirement                     Compensation
                     Aggregate      Benefits        Estimated    from Funds and
                   Compensation    Accrued as        Annual       Fund Complex
                     from the     Part of Fund    Benefits Upon      Paid to
 Name of Director    Funds(1)       Expenses       Retirement       Directors
 ------------------ ----------    ------------    -------------  --------------
 Charles E. Arner     $556.44          n/a             n/a           $20,000
 Ellen S. Berscheid   $556.44          n/a             n/a           $20,000
 Ralph D. Ebbott      $556.44          n/a             n/a           $20,000

(1) During the fiscal year ended September 30, 1999, each Director not affiliated with Advantus Capital received $234.08 from Venture Fund, $295.67 from Index Fund and $26.69 from Real Estate Securities Fund.

     As of July 31, 1999, the directors and executive officers of the Funds did not own any shares of the Funds, with the exception of Bill Westhoff who owned 5,996 Class A shares of Real Estate Securities Fund (1.00%).

                                 DIRECTOR LIABILITY

     Under Minnesota law, the Board of Directors of each Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law also authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of each Fund limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

     Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

                       INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

     Advantus Capital Management, Inc. ("Advantus Capital") has been the investment adviser and manager of each of the Funds since its inception. Ascend Financial Services, Inc. ("Ascend Financial") acts as the Funds' underwriter. Both Advantus Capital and Ascend Financial act as such pursuant to written agreements that will be periodically considered for approval by the directors or shareholders of the Fund. The address of both Advantus Capital and Ascend Financial is 400 Robert Street North, St. Paul, Minnesota 55101.

CONTROL AND MANAGEMENT OF ADVANTUS CAPITAL AND ASCEND FINANCIAL

     Advantus Capital was incorporated in Minnesota in June, 1994, and is a wholly-owned subsidiary of Minnesota Life Insurance Company ("Minnesota Life"). Minnesota Life is a third-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Minnesota Life was organized in 1880, and has assets of more than $16.5 billion. Ascend Financial is a subsidiary of Advantus Capital. William N. Westhoff, President and a Director of each of the Funds, is President, Treasurer and Director of Advantus Capital. Frederick P. Feuerherm, Vice President, Treasurer and a Director of each of the Funds, is a Vice President, Assistant Secretary and Director of Advantus Capital. Richard
W. Worthing is a Vice President and Head of Equities with Advantus Capital.

INVESTMENT ADVISORY AGREEMENT

     Advantus Capital acts as investment adviser and manager of the Funds under Investment Advisory Agreements (the "Advisory Agreements") dated July 17, 1996 for Venture Fund and Index Fund and October 22, 1998 for Real Estate Securities Fund, each of which became effective on September 4, 1996, in the case of Venture Fund and Index Fund, and February 3, 1999 in the case of Real Estate Securities Fund, when the Funds' initial shareholder approved the Advisory Agreements. The Advisory Agreements were last approved by the Board of Directors of each Fund (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on January 13, 1999. The Advisory Agreements will terminate automatically in the event of their assignment. In addition, each Advisory Agreement is terminable at any time, without penalty, by the Board of Directors of the respective Fund or by vote of a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to Advantus Capital, and by Advantus Capital on 60 days' written notice to the Fund. Unless sooner terminated, each Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the respective Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Advisory Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

     Pursuant to the Advisory Agreements each Fund pays Advantus Capital an advisory fee equal on an annual basis to a percentage of that Fund's average daily net assets as set forth in the following table:

                                                Advisory Fee as Percentage of
          Fund                                      Average Net Assets
          ----                                      ------------------
     Venture Fund                                         .80%
     Index Fund                                           .34%
     Real Estate Securities Fund                          .75%

     The fees paid by the Funds for investment advisory services during the fiscal periods ended July 31, 1999, 1998 and 1997 (before Advantus Capital's absorption of certain expenses, described below) were as follows:

         Fund           1999                      1998                 1997
         ----           ----                      ----                 ----
     Venture Fund      $275,254               $311,606             $125,176
     Index Fund         139,480                 61,186               13,820
     Real Estate
      Securities Fund    18,842                    n/a                  n/a

     For this fee, Advantus Capital acts as investment adviser and manager for the Funds, and in the case of Venture Fund pays the Fund's transfer agent and shareholder servicing expenses. Index Fund and Real Estate Securities Fund each pays its own transfer agent and shareholder servicing expenses.
The advisory fees paid by the Venture Fund are partially offset by Advantus Capital's payment of certain expenses, such as the transfer agent and shareholder servicing expenses, which expenses are not customarily paid for by a mutual fund's investment adviser.

     Under the Advisory Agreements, Advantus Capital furnishes the Funds office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds, and pays the salaries and fees of all officers and directors of the Funds who are affiliated with Advantus Capital. In addition, except to the extent that Ascend Financial receives Rule 12b-1 distribution fees (see "Payment of Certain Distribution Expenses of the Funds" below), Ascend Financial bears all promotional expenses in connection with the distribution of the Funds' shares, including paying for prospectuses and statements of additional information for new shareholders, and shareholder reports for new shareholders, and the costs of sales literature. The Funds pay all other expenses not so expressly assumed.

     During the fiscal periods ended July 31, 1999, 1998 and 1997, Advantus Capital voluntarily absorbed certain expenses of the Funds (which do not include certain Rule 12b-1 fees waived by Ascend Financial) as set forth below:

         Fund              1999           1998                 1997
         ----              ----           ----                 ----
     Venture Fund         $38,804         $     0             $  7,397
     Index Fund           229,663         162,977               70,164
     Real Estate
      Securities Fund      46,161             n/a                  n/a

Distribution Agreement

     The Board of Directors of each Fund, on January 13, 1999, including a majority of the directors who are not parties to the contract, or interested persons of any such party, last approved the respective Fund's Distribution Agreement with Ascend Financial (the "Distribution Agreements"), each dated October 22, 1998.

     During the fiscal periods ended July 31, 1999, 1998 and 1997, the commissions received by Ascend Financial under the Distribution Agreements with respect to shares of all classes were as follows:

         Fund               1999           1998                 1997
         ----               ----           ----                 ----
     Venture Fund          $22,764        $174,716             $47,978
     Index Fund            149,932         225,676              73,332
     Real Estate
      Securities Fund          563             n/a                 n/a

     During the same period Ascend Financial retained from these commissions the following amounts:

         Fund              1999            1998                1997
         ----              ----            ----                ----
     Venture Fund         $1,323           $     0             $15,344
     Index Fund                0                 0              16,544
     Real Estate
      Securities Fund          0               n/a                 n/a

     The remainder of these commissions was paid to registered representatives of Ascend Financial or to broker-dealers who have selling agreements with Ascend Financial.

     Each Distribution Agreement may be terminated by the respective Fund or Ascend Financial at any time by the giving of 60 days' written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Distribution Agreement for the respective Fund shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Distribution Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

     The Distribution Agreements require Ascend Financial to pay all advertising and promotional expenses in connection with the distribution of the Funds' shares including paying for Prospectuses and Statements of Additional Information (if any) for new shareholders, shareholder reports for new shareholders, and the costs of sales literature.

     In the Distribution Agreements, Ascend Financial undertakes to indemnify the Funds against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon the Funds in any way arising out of or in connection with the sale or distribution of the Funds' shares, except to the extent that such liability is the result of information which was obtainable by Ascend Financial only from persons affiliated with the Funds but not with Ascend Financial.

PAYMENT OF CERTAIN DISTRIBUTION EXPENSES OF THE FUNDS

     Each of Venture Fund and Index Fund has adopted separate Plans of Distribution applicable to Class A shares, Class B shares and Class C shares, respectively, relating to the payment of certain distribution and/or shareholder servicing expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. Real Estate Securities Fund has a single class of shares (Class A) and has also adopted a Plan of Distribution pursuant to Rule 12b-1. Each of the Funds, pursuant to its Plans of Distribution, pays fees to Ascend Financial which equal, on an annual basis, a percentage of the Fund's average daily net assets attributable to Class A shares, Class B shares and Class C shares, respectively, as set forth in the following table:

                                   Rule 12b-1 Fee as Percentage
                            of Average Daily Net Assets Attributable to
                            --------------------------------------------
         Fund         Class A Shares       Class B Shares      Class C Shares
         ----         --------------       --------------      --------------
     Venture Fund          0.25%                1.00%               1.00%
     Index Fund            0.25%                1.00%               1.00%
     Real Estate
      Securities Fund      0.25%                 n/a                 n/a

     Such fees are used for distribution-related services for Class B and C shares in Venture Fund and Index Fund and for servicing of shareholder accounts in connection with Class A, B and C shares in each of the Funds.

     A portion of the Rule 12b-1 fees payable with respect to Class B and Class C shares in Venture Fund and Index Fund equal to .75% of the average daily net assets attributable to such Class B and Class C shares, constitute distribution fees designed to compensate Ascend Financial for advertising, marketing and distributing the shares of the Funds.

     The distribution fees paid by Venture Fund and Index Fund may be used by Ascend Financial for the purpose of financing any activity which is primarily intended to result in the sale of shares of the particular Fund. For example, such distribution fee may be used by Ascend Financial: (a) to compensate broker-dealers, including Ascend Financial and its registered representatives, for their sale of a Fund's shares, including the implementation of the programs described below with respect to broker-dealers, banks, and other financial institutions; and (b) to pay other advertising and promotional expenses in connection with the distribution of a Fund's shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of prospectuses for other than current shareholders; preparation and distribution of sales literature; advertising of any type; expenses of branch offices (including overhead expenses) provided jointly by Ascend Financial and any affiliate thereof; and compensation paid to and expenses incurred by officers, employees or representatives of Ascend Financial or of other broker-dealers, banks, or financial institutions.

     All of the 12b-1 fees payable with respect to each Fund's Class A shares and a portion of the Rule 12b-1 fee payable with respect to Class B and Class C shares of each of Venture Fund and Index Fund, equal to .25% of the average daily net assets attributable to such Class A, B and Class C shares, constitutes a shareholder servicing fee designed to compensate Ascend Financial for the provision of certain services to the holders of Class A, B and Class C shares.

     Amounts expended by the Funds under the Plans are expected to be used for the implementation by Ascend Financial of a dealer incentive program. Pursuant to the program, Ascend Financial may provide compensation to investment dealers for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers and for the provision of administrative support services to customers who directly or beneficially own shares of the Funds. The distribution assistance and administrative support services rendered by dealers may include, but are not limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designation and addresses, and in enrolling into the pre-authorized check plan or systematic withdrawal plan; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Funds' shares and providing such other information and services as the Funds or the customer may reasonably request. Such fees for servicing customer accounts would be in addition to the portion of the sales charge received or to be received by dealers which sell shares of the Funds.

     Ascend Financial may also provide compensation to certain institutions such as banks ("Service Organizations") which have purchased shares of the Funds for the accounts of their clients, or which have made the Funds' shares available for purchase by their clients, and/or which provide continuing service to such clients. The Glass-Steagall Act and other applicable laws, among other things, prohibit certain banks from engaging in the business of underwriting securities. In such circumstances, Ascend Financial, if so requested, will engage such banks as Service Organizations only to perform administrative and shareholder servicing functions, but at the same fees and other terms applicable to dealers. State law may, however, differ from the interpretation of the Glass-Steagall Act expressed and banks and other financial institutions may therefore be required to register as securities dealers pursuant to state law. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing servicing of such shareholders would be sought. In such event changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

     In addition, the Plan contains, among other things, provisions complying with the requirements of Rule 12b-1 discussed below. In particular, each Plan provides that (1) the Plan will not take effect until it has been approved by a vote of a majority of the outstanding voting securities of the Fund, and by a majority vote of both the full board of directors of the Fund and those directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to it (the Independent Directors), (2) the Plan will continue in effect from one year to another so long as its continuance is specifically approved annually by a majority vote of both the full board of directors and the Independent Directors, (3) the Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund,
(4) the Plan may not be amended to increase materially the amount of the fees payable thereunder unless the amendment is approved by a vote of a majority of the outstanding voting securities of the Fund, and all material amendments must be approved by a majority vote of both the full board of directors and the Independent Directors, (5) while the Plan is in effect, the selection and nomination of any new Independent Directors is committed to the discretion of the Independent Directors then in office, and (6) the Fund's underwriter will prepare and furnish to the board of directors, and the board of directors will review, at least quarterly, written reports which set forth the amounts expended under the Plan and the purposes for which those expenditures were made.

Rule 12b-1(b) provides that any payments made by an investment company in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing. In addition, Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the board of directors and of the directors who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the investment company pursuant to the plan or any related agreement shall provide to the investment company's board of directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the board of directors of the investment company who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the investment company. Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that the investment company may rely upon Rule 12b-1(b) only if selection and nomination of the investment company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the investment company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the investment company and its shareholders. At the Board of Directors meeting held January 13, 1999, the directors of the Funds so concluded.

     During the fiscal period ended July 31, 1999, each Fund made payments under its Plans of Distribution applicable to Class A, Class B and Class C Shares as set forth below (distribution fees waived by Ascend Financial, if any, are shown in parentheses).

         Fund                 Class A          Class B          Class C
         ----                 -------          -------          -------
     Venture Fund         $84,272   ($38,385)  $ 32,683         $ 5,471
     Index Fund            56,894    (25,363)   178,100          21,928
     Real Estate
      Securities Fund       6,281     (3,769)       n/a             n/a


     The Plans of Distribution could be construed as "compensation plans" because Ascend Financial is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans. Under a compensation plan, the fee to the distributor is not directly tied to distribution expenses actually incurred by the distributor, thereby permitting the distributor to receive a profit if amounts received exceed expenses. Ascend Financial may spend more or less for the distribution and promotion of the Funds' shares than it receives as distribution fees pursuant to the Plans. However, to the extent fees received exceed expenses, including indirect expense such as overhead, Ascend Financial could be said to have received a profit.

TRANSFER AGENT AND ADMINISTRATIVE SERVICES

         Index Fund and Real Estate Securities Fund each pays its own transfer agent expenses, but Advantus Capital pays all transfer agent expenses incurred by Venture Fund. Effective October 26, 1998, the Funds' transfer agent is First Data Investor Services Group, Inc. Prior to that date the Funds had engaged Minnesota Life to act as their transfer agent, dividend disbursing agent and redemption agent. For the period from August 1, 1998 to October 25, 1998, Index Fund paid Minnesota Life $19,223 for such services.

         In addition, separate from the investment advisory agreement, each of the Funds has entered into an agreement with Minnesota Life under which Minnesota Life provides (i) accounting, legal and other administrative services and (ii) shareholder servicing to the Funds. Minnesota Life currently provides administrative services to the Funds at a monthly cost of $6,200 per Fund for Index and Venture and $5,100 for Real Estate Securities. During the fiscal period ended July 31, 1999, each Fund paid the following amounts for such administrative services:


                  Fund                                              Amount
                  ----                                              ------
                  Venture Fund                                      $56,400
                  Index Fund                                         56,400
                  Real Estate Securities Fund                        28,800

         In the case of Venture Fund, Advantus Capital also pays the Fund's shareholder servicing expenses. Index Fund and Real Estate Securities Fund pay their own shareholder servicing expenses. Minnesota Life currently provides shareholder servicing to Index Fund and Real Estate Securities Fund at a cost of $5 per shareholder account per year.

                 PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     In a number of security transactions, it is possible for the Funds to deal in the over-the-counter security markets (including the so-called "third market" which is the "over-the-counter" market for securities listed on the New York Stock Exchange) without the payment of brokerage commissions but at net prices including a spread or markup; the Funds trade in this manner whenever the net price appears advantageous.

     Advantus Capital selects and (where applicable) negotiates commissions with the brokers who execute the transactions for the Funds. During the fiscal periods ended July 31, 1999, 1998 and 1997 brokerage commissions paid were:

         Fund                         1999              1998               1997
         ----                         ----              ----               ----
     Venture Fund                     $114,586          $60,536            $125,176
     Index Fund                         17,320           14,282              13,820
     Real Estate Securities Fund        29,135              n/a                 n/a

     The primary criteria for the selection of a broker is the ability of the broker, in the opinion of Advantus Capital, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. In selecting a broker, Advantus Capital considers whether such broker provides brokerage and research services (as defined in the Securities Exchange Act of 1934), and generally the Funds pay higher than the lowest commission rates available. Advantus Capital may direct Fund transactions to brokers who furnish research services to Advantus Capital. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analysis and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for Advantus Capital, the Funds enable Advantus Capital to supplement its own investment research activities and allows Advantus Capital to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Funds. To the extent such commissions are directed to these other brokers who furnish research services to Advantus Capital, Advantus Capital receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these commissions.

     There is no formula for the allocation by Advantus Capital of the Funds' brokerage business to any broker-dealer for brokerage and research services. However, Advantus Capital will authorize a Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or Advantus Capital's overall responsibilities with respect to the accounts as to which it exercises investment discretion. During the fiscal period ended July 31, 1999, the Funds directed transactions to brokers because of research services they provided, and paid commissions in connection with such transactions, in the aggregate amounts set forth below:

                           Aggregate Transactions         Commissions Paid on
         Fund              Directed for Research          Directed Transaction
         ----              ---------------------          --------------------
     Venture Fund          $5,896,470                     $98,289
     Index Fund             5,074,387                       2,935
     Real Estate
     Securities Fund          550,781                      26,653


     No brokerage is allocated for the sale of Fund shares. Advantus Capital believes that most research services obtained by it generally benefit one or more of the investment companies which it manages and also benefit accounts which it manages. Normally research services obtained through managed funds and managed accounts investing in common stocks would primarily benefit such funds and accounts; similarly, services obtained from transactions in fixed income securities would be of greater benefit to the managed funds and managed accounts investing in debt securities.

     The same security may be suitable for one or more of the Funds and the other funds or private accounts managed by Advantus Capital or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by one Fund and other Funds or accounts may have a detrimental effect on that Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable by the Fund.

     The Funds will not execute portfolio transactions through any affiliate, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds. In the event any transactions are executed on an agency basis, Advantus Capital will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of Advantus Capital with respect to the Funds as to which it exercises investment discretion. If the Funds execute any transactions on an agency basis, they will generally pay higher than the lowest commission rates available.

     In determining the commissions to be paid to an affiliated broker-dealer, it is the policy of the Funds that such commissions will, in the judgment of Advantus Capital, subject to review by the Fund's Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by such affiliated broker-dealers on comparable transactions for their most favored comparable unaffiliated customers. While the Funds do not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

     Information regarding the acquisition by the Funds during the fiscal period ended July 31, 1999 of securities of the Funds' regular brokers or dealers, or the parents of those brokers or dealers that derive more than 15 percent of their gross revenue from securities-related activities, is presented below:

                                                            Approximate
                                                        Value of Securities
                                                          Owned at End of
         Fund          Name of Issuer                      Fiscal Period
         ----          --------------                      -------------
     Venture Fund      -----                                   -----
     Index Fund        Merrill Lynch & Company, Inc.        $102,094
                       Lehman Brothers Holdings, Inc.         91,375
                       Morgan Stanley Dean Witter            228,016
                       Paine Webber Group, Inc.               96,000
     Real Estate
      Securities Fund             --                             --

                           CALCULATION OF PERFORMANCE DATA
     Advertisements and other sales literature for the Funds may refer to "yield," "average annual total return" and "cumulative total return." Performance quotations are computed separately for each class of shares of the Funds.

     YIELD. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                              a-b     6
               YIELD  =  2[( ----- +1) -1]
                              cd

     Where:    a    =    dividends and interest earned during the period;

               b    =    expenses accrued for the period (net of
                         reimbursements);

               c    =    the average daily number of shares outstanding during
                         the period that were entitled to receive dividends; and

               d    =    the maximum offering price per share on the last day of
                         the period.

     The yield on investments in each of the Funds for the 30-day period ended July 31, 1999 was as set forth in the table below. The Funds' investment adviser and distributor were voluntarily absorbing and waiving certain expenses of certain of the Funds during that period. If such Funds had been charged for these expenses the yield on investments for the same period would have been lower, as also shown in the table below in parentheses.

                                        Yield
                                        -------
        Fund             Class A           Class B           Class C
        ----             -------           -------           -------
     Venture Fund      .32% (.26%)      -.50% (-.56%)     -.50% (-.56%)
     Index Fund        .52% (.28%)      -.31% (-.56%)     -.31% (-.56%)
     Real Estate
     Securities Fund   3.9% (2.8%)        n/a   (n/a)       n/a   (n/a)

     AVERAGE ANNUAL TOTAL RETURN. Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     n
               P(1+T)    =    ERV

     Where:    P         =    a hypothetical initial payment of $1,000;

               T         =    average annual total return;

               n         =    number of years; and

               ERV       =    ending redeemable value at the end of the period
                              of a hypothetical $1,000 payment made at the beginning of such period.

     The average annual total return on investments in each of the Funds for the periods indicated ending July 31, 1999, were as set forth in the table below. Average annual total returns quoted assume that the Class A maximum initial sales charge of 5.5% was in effect at the beginning of each period shown.
The maximum initial sales charge was 5.0% prior to February 1, 1999. The
Funds' investment adviser and distributor were voluntarily absorbing and waiving certain expenses of certain of the Funds during these periods. If such Funds had been charged for these expenses the average annual total returns for the same periods would have been lower, as also shown in the table below in parentheses.




                                                               1 YEAR
                                                               -------
FUND                                         CLASS A                   CLASS B                   CLASS C
-----                                        -------                   -------                   -------
Venture Fund                             -9.18%     (-9.39%)       -9.53%     (-9.63%)       -4.77%     (-4.88%)
Index Fund                               12.58%     (11.90%)       13.10%     (12.54%)       18.03%     (17.47%)
Real Estate Securities Fund                 n/a        (n/a)          n/a        (n/a)          n/a        (n/a)


                                                           SINCE INCEPTION
                                                           ---------------
FUND                                         CLASS A                   CLASS B                   CLASS C
-----                                        -------                   -------                   -------
Venture Fund(1)                           5.58%      (5.44%)        5.66%      (5.61%)        7.03%      (7.00%)
Index Fund(1)                            21.11%     (20.74%)       21.78%     (21.46%)       22.62%     (22.29%)
Real Estate Securities Fund(2)            -.99%     (-1.78%)          n/a        (n/a)          n/a        (n/a)
---------------

(1)      Class A, Class B and Class C inception was January 31, 1997.
(2)      Class A inception date was February 25, 1999.

         CUMULATIVE TOTAL RETURN. Cumulative total return figures are computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                      ERV-P
                  CTR      =        ( ----- )100
                                        P

Where    :        CTR      =        cumulative total return;

                  ERV      =        ending redeemable value at the end of
                                    the period of a hypothetical $1,000
                                    payment made at the beginning of such
                                    period; and

                  P        =        initial payment of $1,000.

     The cumulative total return on investments in each of the Funds for the period indicated ended July 31, 1999, was as set forth in the table below. The cumulative total returns quoted assume that the Class A maximum initial sales charge of 5.5% was in effect at the inception of Class A shares. The maximum initial sales charge was 5.0% prior to February 1, 1999. The Funds' investment adviser and distributor were voluntarily absorbing certain expenses of certain of the Funds during these periods. If such Funds had been charged for these expenses the cumulative total return for the same periods would have been lower, as also shown in the table below in parentheses.


                                                       CUMULATIVE TOTAL RETURN
                                                       -----------------------
FUND                                         CLASS A                   CLASS B                   CLASS C
-----                                        -------                   -------                   -------
Venture Fund(1)                          14.53%     (14.15%)       14.75%     (14.61%)       18.50%     (18.42%)
Index Fund(1)                            61.37%     (60.15%)       63.61%     (62.54%)       66.45%     (65.33%)
Real Estate Securities Fund(2)            -.99%     (-1.78%)          n/a        (n/a)           n/a       (n/a)

---------------
(1) Class A, Class B and Class C inception date was January 31, 1997.
(2) Class A inception date was February 25, 1999.

     The calculations for both average annual total return and cumulative total return deduct the maximum sales charge from the initial hypothetical $1,000 investment, assume all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and include all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

     Such average annual total return and cumulative total return figures may also be accompanied by average annual total return and cumulative total return figures, for the same or other periods, which do not reflect the deduction of any sales charges.

                       CAPITAL STOCK AND OWNERSHIP OF SHARES

     Each Fund's shares of common stock, and each class thereof, have a par value $.01 per share, and have equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.

     Each of the Funds has 10 billion authorized shares of common stock and has designated 2 billion authorized shares as Class A shares. Venture Fund and Index Fund have also each designated 2 billion authorized shares as Class B shares and 2 billion authorized shares as Class C shares. The Funds have the number of shares outstanding as of July 31, 1999, as set forth below.

                          Shares Outstanding at July 31, 1999
                          -----------------------------------
          Fund              Class A           Class B             Class C
          ----              -------           -------             -------
     Venture Fund          2,829,307          280,417             41,829
     Index Fund            1,436,954        1,372,193            165,340
     Real Estate
     Securities Fund         596,667              n/a                n/a


     As of July 31, 1999, no person held of record, to the knowledge of the respective Funds, or owned more than 5% of the outstanding shares of any of the Funds, except as set forth in the following table:

                                             Number of
     Name and Address of Shareholder          Shares           Percentage
     -------------------------------          ------           ----------
     Venture Fund                            2,516,527           79.9%
        Minnesota Life and affiliates*

     Index Fund                                515,480            17.3%
        Minnesota Life and affiliates*

     Real Estate Securities Fund               519,998            87.2%
        Minnesota Life and affiliates*

*  400 Robert Street North, St. Paul, Minnesota 55101.

                                 HOW TO BUY SHARES

     Each Fund's shares may be purchased at the public offering price from Ascend Financial, and from certain other broker-dealers. Ascend Financial reserves the right to reject any purchase order. Shares of the Funds may be purchased at a price equal to their respective net asset value.

     Certificates representing shares purchased are not currently issued. However, shareholders will receive written confirmation of their purchases. Shareholders will have the same rights of ownership with respect to such shares as if certificates had been issued. SHAREHOLDERS WHO HOLD PREVIOUSLY ISSUED CERTIFICATES REPRESENTING ANY OF THEIR SHARES WILL NOT BE ALLOWED TO REDEEM SUCH CERTIFICATED SHARES BY TELEPHONE.

ALTERNATIVE PURCHASE ARRANGEMENTS

     Real Estate Securities Fund offers a single class of shares (Class A). Venture Fund and Index Fund offer investors the choice among three classes of shares which offer different sales charges and bear different expenses.
These alternatives permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. For a detailed discussion of these alternative purchase arrangements see "Sales Charges" below.

     The decision as to which class of shares provides a more suitable investment for an investor may depend on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for a waiver of initial sales charges should purchase Class A shares. Other investors in Venture Fund and Index Fund should consider Class B or Class C shares because all of the purchase price is invested immediately. Investors who expect to hold shares for relatively shorter periods of time may prefer Class C shares because such shares may be redeemed at any time without payment of a contingent deferred sales charge. Investors who expect to hold shares longer, however, may choose Class B shares because such shares convert to Class A shares sooner than do Class C shares and thus pay the higher Rule 12b-1 fee for a shorter period.

     Purchase orders for $1,000,000 or more will be accepted for Class A shares only and are not subject to a sales charge at the time of purchase, but a deferred sales charge will be imposed if such shares are sold within one year after the date of purchase. Orders for Class B or Class C shares in Venture Fund and Index Fund for $1,000,000 or more will be treated as orders for Class A shares or declined.

PURCHASE BY CHECK

     New investors may purchase shares of the Fund by completing an account application and sending it, together with a check payable to the Fund, directly to First Data Investors Services Group, Inc. ("First Data"), the Funds' transfer agent, at Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island 02940-5059. Additional purchases may be made at any time by mailing a check, payable to the Fund, to the same address. Checks for additional purchases should be identified with the appropriate account number. Purchase orders may also be submitted through Ascend Financial or other broker-dealers authorized to sell shares of the Fund.

PURCHASE BY WIRE

     Shares may also be purchased by Federal Reserve or bank wire. This method will result in a more rapid investment in shares of the Fund. Before wiring any funds, contact Minnesota Life, through its Advantus Shareholder Services division, at 1-800-665-6005 for instructions. Promptly after making an initial purchase by wire, an investor should complete an account application and mail it to Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island 02940-5059.

     Subsequent purchases may be made in the same manner. Wire purchases normally take two or more hours to complete, and to be accepted the same day must be received by 3:00 p.m. (Central time). Banks may charge a fee for transmitting funds by wire.

TIMING OF PURCHASE ORDERS

     An order in proper form for the purchase of shares of the Fund received by the Fund prior to the close of normal trading on the New York Stock Exchange ("NYSE"), which is generally 3:00 p.m. Central Time, will be effected at the price next determined on the date received by First Data. Orders received after the close of the NYSE will be effected at the price next determined on the next business day.

MINIMUM INVESTMENTS

     A minimum initial investment of $250 is required, and the minimum subsequent investment is $25.

PUBLIC OFFERING PRICE

     The public offering price of the Fund will be the net asset value per share of the Fund next determined after an order is received and becomes effective, plus the applicable sales charge, if any. The net asset value per share of each class is determined by dividing the value of the securities, cash and other assets (including dividends accrued but not collected) of the Fund attributable to such class less all liabilities (including accrued expenses but excluding capital and surplus) attributable to such class, by the total number of shares of such class outstanding.

     The net asset value of the shares of the Fund is determined as of the close of normal trading on the New York Stock Exchange (as of the date of this Statement of Additional Information the primary close of trading is 3:00 p.m. (Central time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of Fund shares, (ii) days during which no Fund shares are tendered for redemption and no order to purchase or sell Fund shares is received by the Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.

     Securities, including put and call options, which are traded over-the-counter and on a national exchange will be valued according to the broadest and most representative market. A security which is only listed or traded on an exchange, or for which an exchange is the most representative market, is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any sales on the exchange where it is principally traded on the day of valuation, prior to the time as of which assets are valued, the security generally is valued at the last bid price on that exchange. Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or in the absence of such a price, the most recent quoted bid price. All other securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, such securities are valued at fair value as determined in good faith by the Board of Directors. Other assets also are valued at fair value as determined in good faith by the Board of Directors. However, debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. Short-term investments in debt securities are valued daily at market.

                                   SALES CHARGES

CLASS A SHARES

     The public offering price of Class A shares of each Fund is the net asset value of the Fund's shares plus the applicable front end sales charge ("FESC"), which will vary with the size of the purchase. Ascend Financial receives all applicable sales charges. The Fund receives the net asset value. The current sales charges are:

                                       Sales Charge as a
                                         Percentage of:
                                                             Net       Amount Paid to Broker-
                                        Offering            Amount    Dealers as a Percentage of
  Value of Total Investment              Price             Invested        Offering Price:
  -------------------------              -----             --------        ---------------
Less than $50,000                         5.5%               5.82%               5.00%
$50,000 but less than $100,000            4.5                4.71                4.00
$100,000 but less than $250,000           3.5                3.63                3.00
$250,000 but less than $500,000           2.5                2.56                2.25
$500,000 but less than $1,000,000         2.0                2.04                1.75
$1,000,000 and over (1)                     0                   0                1.00*

(1) A FESC will not be assessed for purchases of Class A shares of at least $1 million, but a contingent deferred sales charge of 1.00% will be imposed if such shares are sold within one year after the date of purchase.

* These payments are paid by Ascend Financial or one of its affiliates, at its own expense, and not by the Fund or its shareholders.

     The sales charge applicable to an initial investment in the Fund depends on the offering price of the investment. The sales charge applicable to subsequent investments, however, depends on the offering price of that investment plus the current net asset value of the investor's previous investments in the Fund. For example, if an investor makes an initial investment in Class A shares of Venture Fund with an offering price of $40,000 the investor will pay a sales charge equal to 5.5% of the $40,000 investment, but if an investor already owns Class A shares of Venture Fund with a current net asset value of $40,000 and invests in additional Class A shares of Horizon Fund with an offering price of $10,000 the investor will pay a sales charge equal to 4.5% of the additional $10,000 since the total investment in the Fund would then be $50,000.

CLASS B SHARES

     Class B shares of Venture Fund and Index Fund are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a contingent deferred sales charge ("CDSC") of up to 5% will be imposed if shares are redeemed within six years of purchase.
 For additional information, see "Redemptions" below. Class B shares will automatically convert to Class A shares of the Fund on the fifteenth day of the month (or, if different, the last business day prior to such date) following the expiration of a specified holding period. In addition, Class B shares are subject to higher Rule 12b-1 fees as described below. The amount of the CDSC will depend on the number of years since the purchase was made, the amount of shares originally purchased and the dollar amount being redeemed. The amount of the applicable CDSC and the holding period prior to conversion are determined in accordance with the following table:

                                                                                                  Shares Convert
                                                                                                  to Class A in
                                                   CDSC Applicable in Year                          the Month
                                                   -----------------------                            After
   Shares Purchased in an Amount      1         2         3         4         5         6         Expiration of
   -----------------------------      -         -         -         -         -         -         -------------
Less than $50,000                    5.0%      4.5%      3.5%      2.5%      1.5%      1.5%         84 months
$50,000 but less than $100,000       4.5       3.5       2.5       1.5       1.5         0          76 months
$100,000 but less than $250,000      3.5       2.5       1.5       1.5         0         0          60 months
$250,000 but less than $500,000      2.5       1.5       1.5         0         0         0          44 months
$500,000 but less than $1,000,000    1.5       1.5         0         0         0         0          28 months

     Proceeds from the CDSC are paid to Ascend Financial and are used to defray expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, such as the payment of compensation to selected broker-dealers, and for selling Class B shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class B shares without deduction of a sales charge at the time of purchase. Although Class B shares are sold without an initial sales charge, Ascend Financial pays a sales commission to broker-dealers, and to registered representatives of Ascend Financial, who sell Class B shares. The amount of this commission may differ from the amount of the commission paid in connection with sales of Class A shares. The higher Rule 12b-1 fee will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares. Ascend Financial pays other broker-dealers for the sale of Class B shares in accordance with the following schedule:

                                             Amount Paid to Broker-Dealers as a
  Shares Purchased in an Amount                Percentage of Offering Price:
  -----------------------------                -----------------------------
Less than $50,000                                           4.17%
$50,000 but less than $100,000                              3.75
$100,000 but less than $250,000                             2.92
$250,000 but less than $500,000                             2.08
$500,000 but less than $1,000,000                           1.25

CONVERSION FEATURE

     On the fifteenth day of the month (or, if different, the last business day prior to such date) after the expiration of the applicable holding period described in the table above, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class B shares acquired by exchange from Class B shares of another Advantus Multiple Class Funds will convert into Class A shares based on the time of the initial purchase. Purchased Class B shares ("Purchased B Shares") will convert after the specified number of months following the purchase date. All Class B shares in a shareholder's account that were acquired through the reinvestment of dividends and distributions ("Reinvestment B Shares") will be held in a separate sub-account. Each time any Purchased B Shares convert to Class A shares, a PRO RATA portion (based on the ratio that the total converting Purchased B Shares bears to the shareholder's total converting and non-converting Purchased B Shares immediately prior to the conversion) of the Reinvestment B Shares then in the sub-account will also convert to Class A shares.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended, and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES

     Class C shares of Venture Fund and Index Fund are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. Unlike Class B shares, however, no CDSC is imposed when Class C shares are redeemed. Class C shares will automatically convert to Class A shares of the Fund on the fifteenth day of the month (or, if different, the last business day prior to such date) following the expiration of a specified holding period. In addition, Class C shares are subject to higher Rule 12b-1 fees (as described below), and are subject to such higher fees for a longer period than are Class B shares because of a longer holding period prior to conversion. The applicable holding period prior to conversion is determined in accordance with the following table:

                                                         Shares Convert to
                                                          Class A in the
                                                            Month After
  Shares Purchased in an Amount                            Expiration of
  -----------------------------                            -------------
Less than $50,000                                           96 months
$50,000 but less than $100,000                              88 months
$100,000 but less than $250,000                             72 months
$250,000 but less than $500,000                             56 months
$500,000 but less than $1,000,000                           40 months

     The longer period during which the Rule 12b-1 fee is charged enables the Fund to sell the Class C shares without deduction of a sales charge at the time of purchase and without imposing a CDSC at redemption. Ascend Financial does not pay a sales commission to broker-dealers, or to registered representatives of Ascend Financial, who sell Class C shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares.

     CONVERSION FEATURE. On the fifteenth day of the month (or, if different, the last business day prior to such date) after the expiration of the applicable holding period described in the table above, Class C shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class C shares acquired by exchange from Class C shares of another Advantus Multiple Class Fund will convert into Class A shares based on the time of the initial purchase. Purchased Class C shares ("Purchased C Shares") will convert after the specified number of months following the purchase date. All Class C shares in a shareholder's account that were acquired through the reinvestment of dividends and distributions ("Reinvestment C Shares") will be held in a separate sub-account. Each time any Purchased C Shares convert to Class A shares, a pro rata portion (based on the ratio that the total converting Purchased C Shares bears to the shareholder's total converting and non-converting Purchased C Shares immediately prior to the conversion) of the Reinvestment C Shares then in the sub-account will also convert to Class A shares.

     The conversion of Class C shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended, and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class C shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class C shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

OTHER PAYMENTS TO BROKER-DEALERS

     Broker-dealers selling Class A, Class B and Class C shares of the Funds will receive a shareholder servicing fee (Rule 12b-1 fee) equal, on an annual basis, to .25% of the net asset values attributable to Class A, Class B and Class C shares. All such shareholder servicing fees are paid quarterly in arrears beginning with the second year after the sale of the shares to which such fees are attributable (i.e., the first payment is at the end of the fifteenth month). Rule 12b-1 distribution fees will also be paid quarterly in arrears to broker-dealers selling Class C shares equal, on an annual basis, to .75% of the net asset values attributable to such Class C shares.

                     NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The method for determining the public offering price and net asset value per share is summarized in the Prospectus in the text following the heading "Buying and Selling Shares."

     The portfolio securities in which the Funds invest fluctuate in value, and hence the net asset value per share of each Fund also fluctuates.

     On July 31, 1999 the net asset value and public offering price per share for Class A, Class B and Class C shares of each of the Funds were calculated as set forth below.

                                    Venture Fund

CLASS A SHARES

         Net Assets ($31,682,899)       =   Net Asset Value Per Share ($11.20)
     ------------------------------
     Shares outstanding (2,829,307)

     To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

     $11.20  =   Public Offering Price Per Share ($11.85)
     ------
     .945 (1)

CLASS B SHARES

        Net Assets ($3,115,233)       =   Net Asset Value and Public
     ----------------------------         Offering Price Per Share ($11.11)
     Shares outstanding (280,417)

CLASS C SHARES

        Net Assets ($466,587)         =   Net Asset Value and Public
     ---------------------------          Offering Price Per Share ($11.15)
     Shares outstanding (41,829)

                                     Index Fund

CLASS A SHARES

        Net Assets ($25,498,132)      =   Net Asset Value Per Share ($17.74)
     ------------------------------
     Shares outstanding (1,436,954)

     To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

     $17.74    =   Public Offering Price Per Share ($18.77)
     ------
     .945 (1)

CLASS B SHARES

       Net Assets ($24,202,406)       =   Net Asset Value and Public
     ----------------------------         Offering Price Per Share ($17.64)
     Shares outstanding (1,372,193)

CLASS C SHARES

       Net Assets ($2,909,973)        =   Net Asset Value and Public
     ----------------------------         Offering Price Per Share ($17.60)
     Shares outstanding (165,340)

                          Real Estate Securities Fund

CLASS A SHARES

      Net Assets ($6,112,909)         =   Net Asset Value Per Share ($10.25)
     ----------------------------
      Shares outstanding (596,667)

To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

     $10.25   =   Public Offering
     ------       Price Per Share ($10.85)
      .945

(1)  Effective February 1, 1999, the maximum FESC was increased to 5.5%.

                                REDUCED SALES CHARGES

     Special purchase plans are enumerated in the text of each Fund's Prospectus under "Buying and Selling Shares - Reducing Sales Charges" and are fully described below.

RIGHT OF ACCUMULATION-CUMULATIVE PURCHASE DISCOUNT

     The front end sales charge and contingent deferred sales charge applicable to each purchase of Class A shares and Class B shares, respectively, of the Funds is based on the next computed net asset value of all Class A, Class B and Class C shares of such Funds held by the shareholder (including dividends reinvested and capital gains distributions accepted in shares), plus the cost of all Class A, Class B and Class C shares of such Funds currently being purchased. It is the obligation of each shareholder desiring this discount in sales charge to notify Ascend Financial, through his or her dealer or otherwise, that he or she is entitled to the discount.

LETTER OF INTENT

     The applicable sales charge for purchases of Class A shares is based on total purchases over a 13-month period where there is an initial purchase equal to or exceeding $250, accompanied by filing with Ascend Financial a signed "Letter of Intent" form to purchase, and by in fact purchasing not less than $50,000 of shares in one of the Funds within that time. The 13-month period is measured from the date the Letter of Intent is approved by Ascend Financial, or at the purchaser's option, it may be made retroactive 90 days, in which case Ascend Financial will make appropriate adjustments on purchases during the 90-day period.

     In computing the total amount purchased for purposes of determining the applicable sales charge, the net asset value of shares currently held in Real Estate Securities Fund and the net asset value of Class A, Class B and Class C shares currently held in all Advantus Multiple Class Funds, on the date of the first purchase under the Letter of Intent, may be used as a credit toward Fund shares to be purchased under the Letter of Intent. Shares of Real Estate Securities Fund and Class A, Class B and Class C shares of all the Advantus Multiple Class Funds may also be included in the purchases during the 13-month period.

     The Letter of Intent includes a provision for payment of additional applicable Class A sales charges at the end of the period in the event the investor fails to purchase the amount indicated. This is accomplished by holding 5.5% of the investor's initial purchase in escrow. If the investor's purchases equal those specified in the Letter of Intent, the escrow is released. If the purchases do not equal those specified in the Letter of Intent, he or she may remit to Ascend Financial an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges that would have been paid on the aggregate purchases if the total of such purchases had been made at a single time. If the purchaser does not remit this sum to Ascend Financial on a timely basis, Ascend Financial will redeem the appropriate number of shares, and then release or deliver any remaining shares in the escrow account. The Letter of Intent is not a binding obligation on the part of the investor to purchase, or the respective Fund to sell, the full amount indicated. Nevertheless, the Letter of Intent should be read carefully before it is signed.

COMBINING PURCHASES

     With respect to Real Estate Securities Fund and each of the Advantus Multiple Class Funds, purchases of Class A, Class B and Class C shares for any other account of the investor, or such person's spouse or minor children, or purchases on behalf of participants in a tax-qualified retirement plan may be treated as purchases by a single investor for purposes of determining the availability of a reduced sales charge.

GROUP PURCHASES

     An individual who is a member of a qualified group may also purchase shares of the Real Estate Securities Fund and the Advantus Multiple Class Funds at the reduced sales charge applicable to the group taken as a whole. The sales charge is calculated by taking into account not only the dollar amount of the Class A, Class B and Class C shares of the Funds being purchased by the individual member, but also the aggregate dollar value of such Class A, Class B and Class C shares previously purchased and currently held by other members of the group. Members of a qualified group may not be eligible for a Letter of Intent.

     A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and (iii) satisfies uniform criteria which enable Ascend Financial to realize economies of scale in distributing such shares. A qualified group must have more than ten members, must be available to arrange for group meetings between representatives of Ascend Financial, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to Ascend Financial, and must seek, upon request, to arrange for payroll deduction or other bulk transmission of investments to the Funds.

WAIVER OF SALES CHARGES FOR CERTAIN SALES OF CLASS A SHARES

     Directors and officers of Advantus Capital, Ascend Financial, the Funds, Minnesota Life, or any of Minnesota Life's other affiliated companies, and their full-time and part-time employees, sales representatives and retirees, any trust, pension, profit-sharing, or other benefit plan for such persons, the spouses, siblings, direct ancestors or direct descendants of such persons, Minnesota Life and its affiliates themselves, advisory clients of Advantus Capital, employees of sales representatives employed in offices maintained by such sales representatives, certain accounts as to which a bank or broker-dealer charges an account management fee, provided the bank or broker-dealer has an agreement with Ascend Financial, and certain accounts sold by registered investment advisers who charge clients a fee for their services may purchase Class A shares of the Advantus Multiple Class Funds at net asset value. These persons must give written assurance that they have bought for investment purposes, and that the securities will not be resold except through redemption or repurchase by, or on behalf of, the respective Fund. These persons are not required to pay a sales charge because of the reduced sales effort involved in their purchases.

                        EXCHANGE AND TRANSFER OF FUND SHARES

     A shareholder can exchange some or all of his or her Class A, Class B and Class C shares in the Advantus Multiple Class Funds, or shares in Real Estate Securities Fund, including shares acquired by reinvestment of dividends, for shares of the same class of any of the other Advantus Multiple Class Funds or Real Estate Securities Fund (provided such Fund is available in the shareholder's State), and can thereafter re-exchange such exchanged shares back for shares of the same class of the Fund, provided that the minimum amount which may be transferred is $250. The exchange will be made on the basis of the relative net asset values without the imposition of any additional sales load. When Class B shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the contingent deferred sales charge ("CDSC") period and applying the CDSC.

     Class A, Class B and Class C shares may also be exchanged for shares of the Money Market Fund at net asset values. No CDSC will be imposed at the time of any such exchange of Class B shares; however, the Money Market Fund shares acquired in any such exchange will remain subject to the CDSC otherwise applicable to such Class B shares as of the date of exchange, and the period during which such shares of Money Market Fund are held will not be included in the calculation of the CDSC due at redemption of such Money Market Fund shares or any reacquired Class B shares, except as follows. Ascend Financial is currently waiving the entire Rule 12b-1 fee due from Money Market Fund. In the event Ascend Financial begins to receive any portion of such fee, either (i) the time period during which shares of Money Market Fund acquired in exchange for Class B shares are held will be included in the calculation of the CDSC due at redemption, or (ii) such time period will not be included but the amount of the CDSC will be reduced by the amount of any Rule 12b-1 payments made by Money Market Fund with respect to those shares.

     Shares of Money Market Fund acquired in an exchange for Class A, Class B or Class C shares from any of the Funds may also be re-exchanged at relative net asset values for Class A, Class B and Class C shares, respectively, of the Fund. Class C shares re-acquired in this manner will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at the time of the initial exchange.

     The exchange privilege is available only in states where such exchanges may legally be made (at the present time the Fund believes this privilege is available in all states). An exchange may be made by written request or by a telephone call, unless the shareholder has elected on the account application not to have telephone transaction privileges. Up to twelve exchanges each calendar year may be made without charge. A $7.50 service charge will be imposed on each subsequent exchange and/or telephone transfer. No service charge is imposed in connection with systematic exchange plans. However, the Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate, or impose additional charges upon, the exchange and/or telephone transfer privileges, upon 60 days' prior notice to shareholders. An exchange is considered to be a sale of shares for federal income tax purposes on which an investor may realize a long- or short-term capital gain or loss. See "Distributions and Tax Status" for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge.

SYSTEMATIC EXCHANGE PLAN

     Shareholders of the Fund may elect to have shares of the Fund systematically exchanged for shares of any of the other Advantus Funds on a monthly basis. The minimum amount which may be exchanged on such a systematic basis is $25. The terms and conditions otherwise applicable to exchanges generally, as described above, also apply to such systematic exchange plans.

                                 SHAREHOLDER SERVICES

OPEN ACCOUNTS

     A shareholder's investment is automatically credited to an open account maintained for the shareholder by First Data, the Funds' transfer agent. Stock certificates are not currently issued. Following each transaction in the account, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each year First Data sends to each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. A fee may be charged for providing duplicate information.

     The open account system provides for full and fractional shares expressed to four decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

     The costs of maintaining the open account system are paid by Advantus Capital in the case of Venture Fund. The costs of maintaining the open account system for each of Index Fund and Real Estate Securities Fund are paid by the Fund. No direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

AUTOMATIC INVESTMENT PLAN

     Each Fund provides a convenient, voluntary method of purchasing shares in the Fund through its "Automatic Investment Plan" (the "Plan").

     The principal purposes of the Plan are to encourage thrift by enabling you to make regular purchases in amounts less than normally required, and, in the case of each of the Advantus Funds other than Money Market Fund, to employ the principle of dollar cost averaging, described below.

     By acquiring Fund shares on a regular basis pursuant to the Automatic Investment Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of dollar cost averaging. Under dollar cost averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. There is no guarantee, however, that the automatic investment plan will always result in a lower cost per share compared to other investment programs. It is essential that the investor consider his or her financial ability to continue this investment program during times of market decline as well as market rise. The principle of dollar cost averaging will not protect against loss in a declining market, as a loss will result if the plan is discontinued when the market value is less than cost.

     A Plan may be opened by indicating an intention to invest $25 or more monthly for at least one year. Investors will receive a confirmation showing the number of shares purchased, purchase price, and subsequent new balance of shares accumulated.

     An investor has no obligation to invest regularly or to continue the Plan, which may be terminated by the investor at any time without penalty. Under the Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs the Fund in writing to pay them in cash. The Fund reserves the right to increase or decrease the amount required to open and continue a Plan, and to terminate any Plan after one year if the value of the amount invested is less than $250.

GROUP SYSTEMATIC INVESTMENT PLAN

     This Plan provides employers and employees with a convenient means for purchasing shares of each Fund under various types of employee benefit and thrift plans, including payroll withholding and bonus incentive plans. The Plan may be started with an initial cash investment of $50 per participant for a group consisting of five or more participants. The shares purchased by each participant under the Plan will be held in a separate account in which all dividends and capital gains will be reinvested in additional shares of the Fund at net asset value. To keep his or her account open, subsequent payments totaling $25 per month must be made into each participant's account. If the group is reduced to less than five participants, the minimums set forth under "Automatic Investment Plan" shall apply. The Plan may be terminated by the Fund or the shareholder at any time upon reasonable notice.

RETIREMENT PLANS OFFERING TAX BENEFITS

     The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of any of the Funds. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRA's), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, e.g. 403(b) plans.

     The initial investment in each Fund by such a plan must be at least $250 for each participant in a plan, and subsequent investments must be at least $25 per month for each participant. Income dividends and capital gain distributions must be reinvested. Plan documents and further information can be obtained from Ascend Financial.

     An investor should consult a competent tax or other adviser as to the suitability of Fund shares as a vehicle for funding a plan, in whole or in part, under the Employee Retirement Income Security Act of 1974 and as to the eligibility requirements for a specific plan and its state as well as federal tax aspects.

SYSTEMATIC WITHDRAWAL PLANS

     An investor owning shares in any one of the Funds having a value of $5,000 or more at the current public offering price may establish a Systematic Withdrawal Plan providing for periodic payments of a fixed or variable amount. Withdrawal payments for Class A shares of Real Estate Securities Fund and the Advantus Multiple Class Funds purchased in amounts of $1 million or more, and for Class B shares of Advantus Multiple Class Funds, may also be subject to a CDSC. As a result, a shareholder should consider whether a Systematic Withdrawal Plan is appropriate. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan.

     The Plan is particularly convenient and useful for trustees in making periodic distributions to retired employees. Through this Plan a trustee can arrange for the retirement benefit to be paid directly to the employee by the respective Fund and to continue the tax-free accumulation of income and capital gains prior to their distribution to the employee. An investor may terminate the Plan at any time. A form for use in establishing such a plan is available from Ascend Financial.

     A shareholder under a Systematic Withdrawal Plan may elect to receive payments monthly, quarterly, semiannually, or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or
(3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

     All shares under the Plan must be left on deposit. Income dividends and capital gain distributions will be reinvested without a sales charge at net asset value determined on the record date.

     Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the initial investment, particularly in the event of a decline in net asset value.

     Under this Plan, any distributions of income and realized capital gains must be reinvested in additional shares, and are reinvested at net asset value. If a shareholder wishes to purchase additional shares of the respective Fund under this Plan, other than by reinvestment of distributions, it should be understood that, in the case of Class A shares, he or she would be paying a sales commission on such purchases, while liquidations effected under the Plan would be at net asset value, and, in the case of Class B shares, he or she would be purchasing such shares at net asset value while liquidations effected under the Plan would involve the payment of a contingent deferred sales charge. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. Additions to a shareholder account in which an election has been made to receive systematic withdrawals will be accepted only if each such addition is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. A shareholder may not have an "Automatic Withdrawal Plan" and a "Systematic Investment Plan" in effect simultaneously as it is not, as explained above, advantageous to do so.

                                    REDEMPTIONS

     Registered holders of shares of the Funds may redeem their shares at the per share net asset value next determined following receipt by the Fund (at its mailing address listed on the cover page) of a written redemption request signed by all shareholders exactly as the account is registered (and a properly endorsed stock certificate if one has been issued). Class A and Class C shares may be redeemed without charge. A contingent deferred sales charge may be applicable upon redemption of certain Class A shares and Class B shares. Both share certificates and stock powers, if any, tendered in redemption must be endorsed and executed exactly as the Fund shares are registered. Any certificates should be sent to the Fund by certified mail.

     Payment will be made as soon as possible, but not later than seven days after receipt of a properly executed written redemption request (and any certificates). The amount received by the shareholder may be more or less than the shares' original cost.

     If stock certificates have not been issued, and if no signature guarantee is required, shareholders may also submit their signed written redemption request to the Fund by facsimile (FAX) transmission. The Fund's FAX number is
(508) 871-3560.

     Each Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.
When redemption requests exceed such amount, however, the Fund reserves the right to make part or all of the payment in the form of securities or other assets of the Fund. An example of when this might be done is in case of emergency, such as in those situations enumerated in the following paragraph, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sold such securities, he or she probably would incur brokerage charges. Each Fund has filed with the Securities and Exchange Commission a notification of election pursuant to Rule 18f-1 under the Investment Company Act of 1940 in order to make such redemptions in kind.

     Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b) or (c) exist.

SIGNATURE GUARANTEE

     In order to protect both shareholders and the Funds against fraudulent orders, a shareholder signature is required to be guaranteed in certain cases. No signature guarantee is required if the redemption proceeds are less than $50,000 and are to be paid to the registered holder and sent to the address of record for that account, or if the written redemption request is from pre-authorized trustees of plans, trusts and other tax-exempt organizations and the redemption proceeds are less than $50,000.

     A signature guarantee is required, however, if (i) the redemption proceeds are $50,000 or more, (ii) the redemption proceeds are to be paid to someone other than the registered holder, (iii) the redemption proceeds are to be mailed to an address other than the registered shareholder's address, (iv) within the 30-day period prior to receipt of the redemption request, instructions have been received to change the shareholder's address of record, or, in the case of redemptions to be paid by wire, instructions have been received within such period to change the shareholder's bank wire instructions, (v) the shares are requested to be transferred to the account of another owner, or (vi) in the case of plans, trusts, or other tax-exempt organizations, the redemption request is not from a pre-authorized trustee. The Fund reserves the right to require signature guarantees on all redemptions.

     A signature guarantee must be provided by an eligible guarantor institution. A notarized signature is not sufficient. Eligible guarantors include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities broker-dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature medallion program.

CONTINGENT DEFERRED SALES CHARGE

     The CDSC applicable upon redemption of Class A shares purchased in amounts of $1 million or more and Class B shares will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions or on shares held for longer than the applicable CDSC period. See "Sales Charges - Class B Shares" above.

     In determining whether a CDSC is payable with respect to any redemption of Class B shares, the calculation will be determined in the manner that results in the lowest rate being charged.

     The CDSC does not apply to: (1) redemption of Class B shares in connection with the automatic conversion to Class A shares; (2) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; and (3) redemptions in the event of the death or disability of the shareholder within the meaning of Section 72(m)(7) of the Internal Revenue Code. The CDSC will also not apply to certain exchanges. See "Exchange and Transfer of Fund Shares," above.

TELEPHONE REDEMPTION

     The Fund's shareholders have this privilege automatically, unless they have elected on the account application not to have such privilege, and may redeem shares by calling Advantus Shareholder Services at 1-800-665-6005 (see "Telephone Transactions"). A telephone redemption request will not be honored, however, if the shareholder's address of record or bank wire instructions have been changed without a guarantee of the shareholder's signature (see
"Signature Guarantee" above) within the 30-day period prior to receipt of the redemption request. The maximum amount which may be redeemed by telephone is $50,000. The proceeds will be sent by check to the address of record for the account. If the amount is $500 or more, and if the shareholder has designated a bank account, the proceeds may be wired to the shareholder's designated bank account, and the prevailing wire charge (currently $5.00) will be added to the amount redeemed from the Fund. The Fund reserves the right to modify, terminate or impose charges upon the telephone redemption privilege.

DELAY IN PAYMENT OF REDEMPTION PROCEEDS

     Payment of redemption proceeds will ordinarily be made as soon as possible and within the periods of time described above. However, an exception to this is that if redemption is requested after a purchase by non-guaranteed funds (such as a personal check), the Fund will delay mailing the redemption check or wiring proceeds until it has reasonable assurance that the purchase check has cleared (good payment has been collected). This delay may be up to 14 days from the purchase date.

FUND'S RIGHT TO REDEEM SMALL ACCOUNTS

     The Fund has the right to redeem the shares in inactive accounts which, due to redemptions and not to decreases in market value of the shares in the account, have a total current value of less than $150. Before redeeming an account, the Fund will mail to the shareholder a written notice of its intention to redeem, which will give the investor an opportunity to make an additional investment. If no additional investment is received by the Fund within 60 days of the date the notice was mailed, the shareholder's account will be redeemed.

REINSTATEMENT PRIVILEGE

     The Prospectus for each of the Funds describes redeeming shareholders' reinstatement privileges in "Buying and Selling Shares" in the Funds' Prospectus. Written notice from persons wishing to exercise this reinstatement privilege must be received by Ascend Financial within 90 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased. All shares issued as a result of the reinstatement privilege applicable to redemptions of Class A and Class B shares will be issued only as Class A shares. Any CDSC incurred in connection with the prior redemption (within 90 days) of Class B shares will not be refunded or re-credited to the shareholder's account. Shareholders who redeem Class C shares and exercise their reinstatement privilege will be issued only Class C shares, which shares will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at redemption.

     See "Distributions and Tax Status" below for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge. Should an investor utilize the reinstatement privilege following a redemption which resulted in a loss, all or a portion of that loss might not be currently deductible for Federal income tax purposes, for an investor which is not tax-exempt. Exercising the reinstatement privilege would not alter any capital gains taxes payable on a realized gain, for an investor which is not tax-exempt. See discussion under "Distributions and Tax Status" below regarding the taxation of capital gains.

                               TELEPHONE TRANSACTIONS

     Shareholders of the Fund are permitted to exchange or redeem the Fund's shares by telephone. See "Exchange and Transfer of Fund Shares" and "Redemptions" for further details. The privilege to initiate such transactions by telephone is made available automatically unless the shareholder elects on the account application not to have such privilege.

     Shareholders, or persons authorized by shareholders, may initiate telephone transactions by telephoning Advantus Shareholder Services, toll free, at at (800) 665-6005. Automated service is available 24 hours a day, and service representatives are available Monday through Friday, from 8:00 a.m. to 4:45 p.m. (Central Time). Telephone transaction requests received after 3:00 p.m. (Central Time) will be treated as received the next business day. The maximum amount which may be redeemed by telephone is $50,000. During periods of marked economic or market changes, shareholders may experience difficulty in implementing a telephone exchange or redemption due to a heavy volume of telephone calls. In such a circumstance, shareholders should consider submitting a written request while continuing to attempt a telephone exchange or redemption. The Fund reserves the right to modify, terminate or impose charges upon the telephone exchange and redemption privileges upon 60 days' prior notice to shareholders.

     The Fund will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine; provided, however, that the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and that if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions. The procedures for processing telephone transactions include tape recording of telephone instructions, asking shareholders for their account number and a personal identifying number, and providing written confirmation of such transactions.

                           THE STANDARD & POOR'S LICENSE

     Standard & Poor's ("S&P") is a division of The McGraw-Hill Companies, Inc. S&P has trademark rights to the marks "Standard & Poor's-Registered Trademark-," "S&P-Registered Trademark-," "S&P 500-Registered Trademark-," "Standard & Poor's 500" and "500" and has licensed the use of such marks by the Index Fund.

     Index Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Index Fund or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the net asset value or public offering price of the Index Fund nor is S&P a distributor of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index Fund.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN, NOR DOES S&P HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INDEX FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE

OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                            DISTRIBUTIONS AND TAX STATUS

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The policy of the Funds has been to pay dividends from net investment income quarterly. Any net realized capital gains are generally distributed once a year, during December. Distributions paid by the Funds, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the higher Rule 12b-1 fees applicable to Class B and Class C shares will be borne exclusively by such shares. The per share distributions on Class B and Class C shares will be lower than the per share distributions on Class A shares as a result of the higher Rule 12b-1 fees applicable to Class B and Class C shares.

     Any dividend payments or net capital gains distributions made by the Funds are in the form of additional shares of the same class of the Fund rather than in cash, unless a shareholder specifically requests the Fund in writing that the payment be made in cash. The distribution of these shares is made at net asset value on the payment date of the dividend, without any sales or other charges to the shareholder. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash. Authorization to pay dividends in cash may be made on the application form, or at any time by letter.

     Upon written request to a Fund, a shareholder may also elect to have dividends from the Fund invested without sales charge in shares of Advantus Money Market Fund or shares of the same class of another of the Advantus Funds at the net asset value of such other Fund on the payable date for the dividends being distributed (subject to the applicable sales charge). To use this privilege of investing dividends from a Fund in shares of another of the Funds, shareholders must maintain a minimum account value of $250 in both the Fund paying the dividends and the other Fund in which dividends are reinvested.

TAXATION - GENERAL

     The following is a general summary of certain federal tax considerations affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here is not intended as a substitute for careful tax planning.

     During the year ended July 31, 1999 each Fund fulfilled, and intends to continue to fulfill, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

     Distributions of investment company taxable income from a Fund generally will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are invested in additional shares of the Fund's stock. A distribution of net capital gain (a "capital gain distribution"), whether paid in cash or reinvested in shares, generally is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his or her shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares. Long-term capital gains of individuals are taxed at a maximum rate of 20%, and the highest marginal regular tax rates on ordinary income for individuals is 39.6%.

     Some or all of the dividend distributions from each Fund are expected to qualify for the 70% dividend received deduction for corporations, except that dividend distributions from the Real Estate Securities Fund attributable to dividends that the Fund receives from REITs will not qualify for such dividend received deduction for corporations.

     Prior to purchasing shares of a Fund, prospective shareholders (except for tax qualified retirement plans) should consider the impact of dividends or capital gains distributions which are expected to be announced, or have been announced but not paid. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.

     The Code provides that a shareholder who pays a sales charge in acquiring shares of a mutual fund, redeems those shares within 90 days after acquiring them, and subsequently acquires new shares in any mutual fund for a reduced sales charge or no sales charge (pursuant to a reinvestment right acquired with the first shares), may not take into account the sales charge imposed on the first acquisition, to the extent of the reduction in the sales charge on the second acquisition, for purposes of computing gain or loss on disposition of the first acquired shares. The amount of sales charge disregarded under this rule will, however, be treated as incurred in connection with the acquisition of the second acquired shares.

     Shareholders of the Fund receive an annual statement detailing federal tax information. Distributions by the Funds, including the amount of any redemption, are reported to shareholders in such annual statement and to the Internal Revenue Service to the extent required by the Code.

     The Funds are required by federal law to withhold 31% of reportable payments (including dividends, capital gain distributions, and redemptions) paid to certain accounts whose owners have not complied with IRS regulations. In order to avoid this backup withholding requirement, each shareholder will be asked to certify on the shareholder's account application that the social security or taxpayer identification number provided is correct and that the shareholder is not subject to backup withholding for previous underreporting to the IRS.

     Some of the investment practices that may be employed by the Funds will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the Funds and affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to-market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investment companies.

     The Real Estate Securities Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by them with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401K plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on some income. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year thatis allocable to the disqualified organization, multiplied by the highest Federal income tax rate imposed on corporations.

     Each Fund is subject to a non-deductible excise tax equal to 4 percent of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, the Fund generally must declare dividends by the end of a calendar year representing 98 percent of the Fund's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

     The foregoing relates only to federal taxation. Prospective shareholders should consult their tax advisers as to the possible application of state and local income tax laws to ownership of Fund shares.

                                FINANCIAL STATEMENTS

     Each Funds' financial statements for the fiscal year ended July 31, 1999, including the financial highlights for each of the respective periods presented, appearing in such Fund's Annual Report to Shareholders, and the report thereon of such Fund's independent auditors, KPMG LLP, also appearing therein, are incorporated by reference in this Statement of Additional Information.

                                      APPENDIX A

                          BOND AND COMMERCIAL PAPER RATINGS

BOND RATINGS

     Moody's Investors Service, Inc. describes its six highest ratings for corporate bonds and mortgage-related securities as follows:

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's Investors Service, Inc. also applies numerical modifiers, 1, 2, and 3, in each of these generic rating classifications. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Standard & Poor's Corporation describes its six highest ratings for corporate bonds and mortgage-related securities as follows:

     AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB. Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

     B. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     Standard & Poor's Corporation applies indicators "+", no character, and "-" to the above rating categories. The indicators show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's Investors Service, Inc. in assigning the ratings are the following: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; an (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     The rating A-1 is the highest rating assigned by Standard & Poor's Corporation to commercial paper which is considered by Standard & Poor's Corporation to have the following characteristics:

     Liquidity ratios of the issuer are adequate to meet cash redemptions. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

                     PART C.  OTHER INFORMATION

ITEM 23.  EXHIBITS

          The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

         Securian Holding Company (Delaware)
         Capitol City Property Management, Inc.

Wholly-owned subsidiary of Securian Holding Company:

         Securian Financial Group, Inc. (Delaware)

Wholly-owned subsidiary of Securian Financial Group, Inc.

         Minnesota Life Insurance Company

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

         Advantus Capital Management, Inc.
         HomePlus Insurance Company
         Northstar Life Insurance Company (New York)
         The Ministers Life Insurance Company
         Robert Street Energy, Inc.
         Personal Finance Company (Delaware)
         Enterprise Holding Corporation
         HomePlus Insurance Agency, Inc.

Open-end registered investment company offering shares solely to separate accounts of Minnesota Life Insurance Company:

         Advantus Series Fund, Inc.

Wholly-owned subsidiary of Advantus Capital Management, Inc.:

         Ascend Financial Services, Inc.

Wholly-owned subsidiaries of Ascend Financial Services, Inc.:

         MIMLIC Insurance Agency of Massachusetts, Inc. (Massachusetts) MIMLIC Insurance Agency of Texas, Inc. (Texas)
         Ascend Insurance Agency of Nevada, Inc. (Nevada)
         Ascend Insurance Agency of Oklahoma, Inc. (Oklahoma)

Wholly-owned subsidiaries of Enterprise Holding Corporation:

         Financial Ink Corporation
         Oakleaf Service Corporation
         Concepts in Marketing Research Corporation
         Concepts in Marketing Services Corporation
         Lafayette Litho, Inc.
         DataPlan Securities, Inc. (Ohio)
         MIMLIC Imperial Corporation
         MIMLIC Funding, Inc.
         MCM Funding 1997-1, Inc.
         MCM Funding 1998-1, Inc.
         MIMLIC Venture Corporation
         Ministers Life Resources, Inc.
         Wedgewood Valley Golf, Inc.

Wholly-owned subsidiary of HomePlus Insurance Agency, Inc.:

         HomePlus Insurance Agency of Texas, Inc. (Texas)

Majority-owned subsidiary of Ascend Financial Services, Inc.:

         MIMLIC Insurance Agency of Ohio, Inc. (Ohio)

Majority-owned subsidiaries of Minnesota Life Insurance Company:

         MIMLIC Life Insurance Company (Arizona)
         Advantus Enterprise Fund, Inc.
         Advantus International Balanced Fund, Inc.
         Advantus Venture Fund, Inc.
         Advantus Real Estate Securities Fund, Inc.

Fifty percent-owned subsidiary of MIMLIC Imperial Corporation:

         C.R.I. Securities, Inc.

Less than majority owned, but greater than 25% owned, subsidiaries of Minnesota Life Insurance Company:

         Advantus Cornerstone Fund, Inc.
         Advantus Index 500 Fund, Inc.

Less than 25% owned subsidiaries of Minnesota Life Insurance Company:

         Advantus Horizon Fund, Inc.
         Advantus Spectrum Fund, Inc.
         Advantus Mortgage Securities Fund, Inc.
         Advantus Money Market Fund, Inc.
         Advantus Bond Fund, Inc.

Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

ITEM 25.  INDEMNIFICATION

          The Articles of Incorporation and Bylaws of the Registrant provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, to the full extent permitted by Section 302A.521, Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding, if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith; received no improper personal benefit and the Minnesota Statute dealing with directors' conflicts of interest, if applicable, has been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

          Section 17(h) of the Investment Company Act of 1940 provides that neither the charter, certificate of incorporation, articles of association, indenture of trust, nor the by-laws of any registered investment company, nor any other instrument pursuant to which such a company is organized or administered, shall contain any provisions which protects or purports to protect any director or officer of such company against any liability to the company or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of his office. The staff of the Securities and Exchange Commission has stated that it is of the view that an indemnification provision does not violate Section 17(h) if it precludes indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties ("Disabling conduct") and sets forth reasonable and fair means for determining whether indemnification shall be made. In the staff's view, "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" of the company as defined in
Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors") or (b) an independent legal counsel in a written opinion. The dismissal of either a court action or administrative proceeding against an indemnitee for insufficiency of evidence of any disabling conduct with which he has been charged would, in the staff's view, provide reasonable assurance that he was not liable by reason of disabling conduct. The staff also believes that a determination by the vote of a majority of a quorum of disinterested, non-party directors would provide reasonable assurance that the indemnitee was not liable by reason of disabling conduct.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Directors and Officers                    Office with
of Investment Adviser                  Investment Adviser                 Other Business Connections
----------------------                 ------------------                 --------------------------
William N. Westhoff                    President, Treasurer               Vice President and Director,
                                       and Director                       Robert Street Energy, Inc.; Senior
                                                                          Vice President and Treasurer,
                                                                          Minnesota Life Insurance Company;
                                                                          President, MCM Funding 1997-1, Inc.;
                                                                          President, MCM Funding 1998-1, Inc.

Frederick P. Feuerherm                 Vice President,                    Vice President, Minnesota
                                       Assistant Secretary                Life Insurance Company;
                                       and Director                       Vice President and Director, MIMLIC
                                                                          Funding, Inc.; Vice President and
                                                                          Assistant Secretary, MCM Funding
                                                                          1997-1, Inc.; Vice President and
                                                                          Assistant Secretary, MCM Funding
                                                                          1998-1, Inc.

Guy M. de Lambert                      Vice President,                    Second Vice President,
                                       Secretary and                      Minnesota Life Insurance
                                       Director                           Company; President, Secretary and
                                                                          Director, Personal Finance Company;
                                                                          President and Director, Wedgewood
                                                                          Valley Golf, Inc.; President and
                                                                          Director, MIMLIC Funding, Inc.;
                                                                          President, Secretary and Director,
                                                                          Robert Street Energy, Inc.; Vice
                                                                          President and Secretary, MCM Funding
                                                                          1997-1, Inc.; Vice President and
                                                                          Secretary, MCM Funding 1998-1, Inc.

Lynne M. Mills                         Vice President                     Second Vice President, Minnesota Life
                                                                          Insurance Company; Vice President and
                                                                          Director, Robert Street Energy, Inc.;
                                                                          Vice President, MCM Funding 1997-1,
                                                                          Inc.; Vice President, MCM Funding
                                                                          1998-1, Inc.

Dianne Orbison                         Vice President                     Second Vice President, Minnesota Life
                                                                          Insurance Company; Vice President and
                                                                          Director, MCM Funding 1997-1, Inc.;
                                                                          Vice President and Director, MCM
                                                                          Funding 1998-1, Inc.

Richard W. Worthing                    Vice President and                 Vice President, MCM Funding
                                       Head of Equities                   1997-1, Inc.; Vice President, MIMLIC
                                                                          Funding, Inc.; Vice President, MCM
                                                                          Funding 1998-1, Inc.; Second Vice
                                                                          President, Minnesota Life Insurance
                                                                          Company

James P. Tatera                        Vice President,                    Second Vice President,
                                       Equity Portfolio                   Minnesota Life Insurance
                                       Manager                            Company; Vice President, MIMLIC
                                                                          Funding, Inc.; Vice President and
                                                                          Assistant Secretary, MCM Funding
                                                                          1997-1, Inc.; Vice President and
                                                                          Assistant Secretary, MCM Funding
                                                                          1998-1, Inc.

Marilyn Froelich                       Vice President and                 Vice President, MCM Funding
                                       Director - Insurance               1997-1, Inc.; Vice
                                       Asset Advisory                     President, MCM Funding 1998-1, Inc.;
                                                                          Director, Investment Advisory,
                                                                          Minnesota Life Insurance Company

Loren Haugland                         Vice President and                 Vice President, MCM Funding
                                       Insurance Asset                    1997-1, Inc.; Vice
                                       Advisory                           President, MCM Funding 1998-1, Inc.;
                                                                          Senior Investment Officer, Minnesota
                                                                          Life Insurance Company

Thomas A. Gunderson                    Vice President                     Vice President, MCM Funding 1997-1,
                                                                          Inc.; Vice President, MCM Funding
                                                                          1998-1, Inc.; Investment Officer,
                                                                          Equities, Minnesota Life Insurance
                                                                          Company

Kent R. Weber                          Vice President                     Vice President, MCM Funding 1997-1,
                                                                          Inc.; Vice President, MCM Funding
                                                                          1998-1, Inc.; Investment Officer,
                                                                          Total Return, Minnesota Life
                                                                          Insurance Company

Jeffrey R. Erickson                    Vice President                     Vice President, MCM Funding 1997-1,
                                                                          Inc.; Vice President, MCM Funding
                                                                          1998-1, Inc.; Investment Officer,
                                                                          Equities, Minnesota Life Insurance
                                                                          Company

Gary A. Aster                          Vice President                     Vice President, MCM Funding 1997-1,
                                                                          Inc.; Vice President, MCM Funding
                                                                          1998-1, Inc.; Investment Officer,
                                                                          Equities, Minnesota Life Insurance
                                                                          Company

Wayne R. Schmidt                       Vice President                     Secretary and Treasurer, MIMLIC
                                                                          Funding, Inc.; Assistant Secretary
                                                                          and Treasurer, Robert Street Energy,
                                                                          Inc.; Vice President and Secretary,
                                                                          MIMLIC Imperial Corporation; Vice
                                                                          President and Assistant Secretary,
                                                                          MCM Funding 1997-1, Inc.; Vice
                                                                          President and Assistant Secretary,
                                                                          MCM Funding 1998-1, Inc.; Investment
                                                                          Officer - Total Return, Minnesota
                                                                          Life Insurance Company

Joseph R. Betlej                       Vice President                     Vice President, Secretary and
                                                                          Director, Wedgewood Valley Golf,
                                                                          Inc.; Vice President and Secretary,
                                                                          MIMLIC Venture Corporation; Vice
                                                                          President, MCM Funding 1997-1, Inc.;
                                                                          Vice President, MCM Funding 1998-1,
                                                                          Inc.; Senior Investment Officer -
                                                                          Real Estate, Minnesota Life Insurance
                                                                          Company

Erica Bergsland                        Vice President                     Vice President, MCM Funding 1997-1,
                                                                          Inc.; Vice President, MCM Funding
                                                                          1998-1, Inc.; Senior Investment
                                                                          Officer - Mortgage, Minnesota Life
                                                                          Insurance Company

Thomas G. Meyer                        Vice President                     Vice President, MCM Funding 1997-1,
                                                                          Inc.; Vice President, MCM Funding
                                                                          1998-1, Inc.; Director, Marketing
                                                                          Development, Minnesota Life Insurance
                                                                          Company

Gary Kleist                            Financial Vice                     Director, Investment
                                       President                          Operations, Minnesota Life Insurance
                                                                          Company; Vice President, MCM Funding
                                                                          1997-1, Inc.; Vice President, MCM
                                                                          Funding, 1998-1, Inc.

Sean O'Connell                         Vice President                     Director, Real Estate Research,
                                                                          Minnesota Life Insurance Company;
                                                                          Vice President, MCM Funding 1997-1,
                                                                          Inc.; Vice President, MCM Funding
                                                                          1998-1, Inc.

John Leiviska                          Vice President                     Senior Investment Officer - Fixed
                                                                          Income, Minnesota Life Insurance
                                                                          Company; Vice President, MCM Funding
                                                                          1997-1, Inc.; Vice President, MCM
                                                                          Funding 1998-1, Inc.

Annette Masterson                      Vice President                     Director, Fixed Income Research,
                                                                          Minnesota Life Insurance Company;
                                                                          Vice President, MCM Funding 1997-1,
                                                                          Inc.; Vice President, MCM Funding
                                                                          1998-1, Inc.

Mark L. Henneman                       Vice President                     Investment Officer, Equities,
                                                                          Minnesota Life Insurance Company;
                                                                          Vice President, MCM Funding 1997-1,
                                                                          Inc.; Vice President, MCM Funding
                                                                          1998-1, Inc.

David Hackney                          Vice President                     Investment Officer, Total Return,
                                                                          Minnesota Life Insurance Company;
                                                                          Vice President, MCM Funding 1997-1,
                                                                          Inc.; Vice President, MCM Funding
                                                                          1998-1, Inc.

Steven Nelson                          Vice President                     Investment Officer, Total Return,
                                                                          Minnesota Life Insurance Company;
                                                                          Vice President, MCM Funding 1997-1,
                                                                          Inc.; Vice President, MCM Funding
                                                                          1998-1, Inc.

Kevin J. Hiniker                       Associate General                  Investment Officer - Law
                                       Counsel                            and Assistant Secretary, Minnesota
                                                                          Life Insurance Company; Assistant
                                                                          Secretary, Robert Street Energy,
                                                                          Inc.; Assistant Secretary, MCM
                                                                          Funding 1997-1, Inc.; Assistant
                                                                          Secretary, MCM Funding 1998-1, Inc.

Vicki Bailey                           Associate General                  Investment Officer,
                                       Counsel                            Minnesota Life Insurance Company;
                                                                          Assistant Secretary, Personal Finance
                                                                          Company; Assistant Secretary, MCM
                                                                          Funding 1997-1, Inc.; Assistant
                                                                          Secretary, MCM Funding 1998-1, Inc.

ITEM 27.  PRINCIPAL UNDERWRITERS


     (a) Ascend Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:

          Advantus Horizon Fund, Inc.
          Advantus Spectrum Fund, Inc.
          Advantus Mortgage Securities Fund, Inc.
          Advantus Money Market Fund, Inc.
          Advantus Bond Fund, Inc.
          Advantus Cornerstone Fund, Inc.
          Advantus Enterprise Fund, Inc.
          Advantus International Balanced Fund, Inc.
          Advantus Venture Fund, Inc.
          Advantus Index 500 Fund, Inc.
          Advantus Real Estate Securities Fund, Inc.
          Variable Fund D
          Variable Annuity Account
          Minnesota Life Variable Life Account
          Group Variable Annuity Account
          Minnesota Life Variable Universal Life Account

          (b) The name and principal business address, positions and offices with Ascend Financial Services, Inc., and positions and offices with Registrant of each director and officer of Ascend Financial Services, Inc. is as follows:

                                        Positions and                      Positions and
Name and Principal                      Offices                            Offices
Business Address                        with Underwriter                   with Registrant
-------------------                     ----------------                   ---------------------
Robert E. Hunstad                       Director                           None
Minnesota Life
Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

George I. Connolly                      President, Chief                   None
Ascend Financial Services, Inc.         Executive Officer
400 Robert Street North                 and Director
St. Paul, Minnesota 55101

Margaret Milosevich                     Vice President, Chief              Assistant
Ascend Financial Services, Inc.         Operations Officer,                Secretary
400 Robert Street North                 Treasurer and Secretary
St. Paul, Minnesota 55101

Loyall E. Wilson                        Vice President and                 None
Ascend Financial Services, Inc.         Chief Compliance
400 Robert Street North                 Officer
St. Paul, Minnesota 55101

Dennis E. Prohofsky                     Director                           None
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

Thomas L. Clark                         Assistant Treasurer                Assistant
Ascend Financial Services, Inc.         and Assistant Secretary            Secretary
400 Robert Street North
St. Paul, Minnesota 55101

          (c)  Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

          The physical possession of the accounts, books and other documents required to be maintained by Section 3(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder is maintained by Minnesota Life, 400 Robert Street North, St. Paul, Minnesota 55101; except that the physical possession of certain accounts, books and other documents related to the custody of the Registrant's securities is maintained by the following custodian:

          Norwest Bank Minnesota, N.A.
          Sixth Street and Marquette Avenue
          Minneapolis, Minnesota  55479

ITEM 29.  MANAGEMENT SERVICES

          Not applicable.

ITEM 30.  UNDERTAKINGS

          (a)  Not applicable.

          (b)  Not applicable.

          (c) The Registrant hereby undertakes to furnish, upon request and without charge to each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders containing the information called for by Item 5A.

                              SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of St. Paul and the State of Minnesota on the 23rd day of November, 1999.


                                      ADVANTUS INDEX 500 FUND, INC.
                                              Registrant


                                      By
                                         ---------------------------------------
                                               William N. Westhoff, President


          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


------------------------------        President (principal                               November 23, 1999
  William N. Westhoff                 executive officer) and Director



------------------------------        Director and Treasurer                             November 23, 1999
  Frederick P. Feuerherm              (principal financial
                                       and accounting officer)



  Ralph D. Ebbott*                    Director)
------------------------------
  Ralph D. Ebbott                             )    By__________________________
                                              )        William N. Westhoff
                                              )         Attorney-in-Fact



  Charles E. Arner*                   Director)
------------------------------
  Charles E. Arner                            )    Dated:  November 23, 1999



                                              )
                                              )
  Ellen S. Berscheid*                 Director)
------------------------------
  Ellen S. Berscheid                          )

_______________





*Registrant's director executing power of attorney dated October 22, 1998, a copy of which is filed herewith.

                              ADVANTUS INDEX 500 FUND, INC.
                                    EXHIBIT INDEX

Exhibit Number and Description:

(a)       Articles of Incorporation for the Registrant. (1)

(b)       Bylaws of the Registrant. (1)

(c)       Not applicable.

(d) Investment Advisory Agreement between Advantus Capital Management, Inc. and the Registrant. (1)

(e)(1) Underwriting and Distribution Agreement between the Registrant and Ascend Financial Services, Inc. (3)

(e)(2) Form of Dealer Sales Agreement between Ascend Financial Services, Inc., principal underwriter for the Registrant, and dealers.

(f)       Not applicable.

(g)       Custodian Agreement between the Registrant and Norwest Bank
          Minnesota, N.A.


(h) Shareholder and Administrative Services Agreement between the Registrant and The Minnesota Mutual Life Insurance Company.

(i)       Opinion and Consent of Dorsey & Whitney.

(j)       Consent of KPMG LLP.

(k)       Not applicable.

(l)(1) Letter of Investment Intent regarding the Registrant's initial capital from Advantus Capital Management, Inc. (1)

(l)(2) Letter of Investment Intent regarding the Registrant's initial capital from The Minnesota Mutual Life Insurance Company. (2)

(m)(1)    Plan of Distribution for Class A shares of the Registrant. (3)

(m)(2)    Plan of Distribution for Class B shares of the Registrant. (1)

(m)(3)    Plan of Distribution for Class C shares of the Registrant. (1)



(n)       Multiple Class Plan pursuant to Rule 18f-3. (3)


(p)       Code of Ethics.


(q) Power of Attorney to sign Registration Statement executed by Directors of Registrant.

________________

(1) Incorporated by reference to the Registrant's initial registration statement on Form N-1A filed September 19, 1996.

(2) Incorporated by reference to the Registrant's post-effective amendment to its registration statement on Form N-1A filed November 20, 1997.

(3) Incorporated by reference to the Registrant's Registration Statement on Form N-1A filed December 3, 1998.